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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through April 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Floating
                       Rate Fund
--------------------------------------------------------------------------------
                       Semiannual Report | April 30, 2012
--------------------------------------------------------------------------------


                       Ticker Symbols:
                       Class A FLARX
                       Class C FLCRX
                       Class Y FLYRX
                       Class Z FLZRX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         39

Notes to Financial Statements                                                47

Approval of Investment Advisory Agreement                                    56

Trustees, Officers and Service Providers                                     60


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually


2    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    3

Portfolio Management Discussion | 4/30/12

Investments in floating-rate bank loans generated solid returns over the six months ended April 30, 2012, as investor confidence strengthened based on evidence that the domestic economy was in recovery. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund during the six months. Mr. Sharkey, vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Fund.

Q How did the Fund perform during the six months ended April 30, 2012?

A Pioneer Floating Rate Fund Class A shares returned 4.18% at net asset value during the six months ended April 30, 2012, while the Fund's benchmark, the Barclays Capital High Yield Loans Performing Index (the Barclays Index), returned 4.69%. During the same six-month period, the average return of the 165 mutual funds in Lipper's Loan Participating Funds category was 4.63%. On April 30, 2012, the 30-day standardized SEC yield of the Fund's Class A shares was 3.51%.

Q Could you describe the investment environment for floating-rate loans during the six months ended April 30, 2012, and how the Fund was positioned in that environment?

A Continued signs that the domestic economy was improving, even though the pace of growth remained relatively slow, encouraged investors to seek out credit-sensitive, fixed-income investments in general -- including floating-rate bank loans -- during the six months ended April 30, 2012. As evidence accumulated about the creditworthiness of most floating-rate loans in a "risk-on" environment, high-yield fund managers and other types of institutional investors were attracted to the discounted prices at which many floating-rate loans were selling. While the Fund benefited from the favorable investment backdrop, the portfolio's emphasis on higher-quality loans resulted in a total return that somewhat lagged the performance of the benchmark Barclays Index during the full six-month period, as the benchmark had greater exposure to lower-rated loans.

  On the heels of what had been a very strong market for floating-rate loans in October 2011 (a month in which the asset class saw its largest monthly return since 2009), November 2011 saw the market dip to the negative side due to European sovereign-debt concerns. The market then regained positive momentum in December 2011. Despite the loan market having its worst monthly decline in August 2011 (-4.4%), loans finished with overall positive returns for the 2011 calendar year, meaning that loans have shown positive performance in 13 of the last 14 years. Although loan mutual fund growth was anemic in January 2012 and throughout the first quarter of 2012,


4    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12
  loan returns were still strong, as demand for loans outside of retail mutual funds grew along with stability in the fixed-income markets, healthy repayment activity for loans and the entry into the loan market of more investors, such as high-yield funds, pension funds, and institutions. Collateralized loan obligations (CLO's), which make up 50% of the investor base in loans, saw new demand and outpaced 2011's demand. The first quarter of 2012 proved to be strong for floating-rate loans and for credit-sensitive securities in general. The markets were aided by improving employment reports within the United States, supportive central bank policies throughout the world, and the completion of a Greek debt exchange. Defaults on floating-rate loans remained at very low levels, lending further support to investors' confidence in the asset class. The 12-month default rate for floating-rate loans stood at just 0.60%, significantly lower than the 3.5% long-term average.

  Throughout the six months ended April 30, 2012, we kept our focus on investing the Fund in higher-rated floating-rate loans. Even as almost 15% of the Barclays Index was refinanced under new terms during the six-month period, an increasing share of the new issues were covenant-light loans, which have more relaxed protections for investors. As part of our higher- quality strategy, we continue to be selective with regard to the Fund's covenant-light allocation, as the portfolio's covenant-light exposure is at levels below those within the Barclays Index. The credit rating profile of the Fund's investments increased slightly during the six-month period. At the end of the period on April 30, 2012, just 0.80% of Fund assets were rated CCC or lower, with another 3.30% not rated. BB-rated securities accounted for 54.4% of net assets compared with 49.2% at the beginning of the period six months prior. The Fund maintained a more up-in-quality bias in comparison with the Barclays Index, which had an average credit rating of B+ as of April 30, 2012.

Q What types of investments most affected the Fund's performance during the six months ended April 30, 2012?

A Due to the recession-resistant nature of the health care industry, we have maintained an overweight to the sector in the Fund, but due to uncertainty about how the Bipartisan Special Commission on Deficit Reductions would affect health care, that positioning held back relative performance very early in the six-month period. The Commission's ultimate decision to adopt Health Care Sequestration was seen a having less of an impact, and thus helped the Fund to partially recover performance in the sector later in the period.

  Several loan investments in health care were among the more notable contributors to the Fund's performance during the six months ended April 30, 2012. The contributors included Gentiva Health Services, which provides home health care and hospice services; National Mentor, which provides home health care for people with disabilities; Carestream, a medical


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    5
  technology corporation; and Sun Health Care, which operates long-term care facilities. The Fund's investment in loans to Chrysler also helped performance, as the auto maker continued to strengthen its finances.

  Uncertainties about future U.S. defense spending related to deficit reduction talks, coupled with less troop involvement in the field in Iraq, led to disappointing performance from the Fund's holdings in several loans to defense companies, including Hunter Defense and IAP Worldwide.

  Consistent with the Fund's history, the default rate remained well below that of the bank-loan industry, but during the six months ended April 30, 2012, the portfolio nevertheless experienced two defaults by very small positions:
  Vertrue, an internet marketing firm, and Sevan Marine, which manufactures offshore oil-drilling platforms. Neither investment had a significant impact on the Fund's overall performance.

Q What is your investment outlook?

A We believe that the U.S. economy will continue to grow at a modest rate, with gross domestic product (GDP) potentially exceeding 2% in 2012. American corporations generally are in sound financial health, with strong balance sheets. Industrial output and retail sales have been positive, and initial jobless claims continue to show modest improvement. Corporations also appear to be well able to make good on their loan obligations. Loans have continued to sell at discounts to their par (face) values and appear attractively priced relative to some other fixed-income investments, like investment-grade corporate bonds. At the same time, current yield spreads of floating-rate loans imply a default rate of 10% or more, and that is much higher than the actual 0.60% default rate of loans over the past 12 months, and most average default forecasts of 1.75% to 2.00% for 2012.

  The global economic situation in Europe and the political backdrop in Washington, D.C. (the so-called "fiscal cliff") could pose some short-term volatility over the next few months. However, we believe the Fund, with its up-in-quality bias, is well positioned to weather such volatility, and ultimately positioned for an environment of moderate economic growth.

  One of the benefits of floating-rate loans, as opposed to other income-oriented investments, is the potential for yields to rise as interest rates rise. However, the U.S. Federal Reserve Board has signaled its intention to keep short-term interest rates low, perhaps into 2014. Even if rates do not rise soon, floating-rate loan investors are being compensated to wait until rates rise, as current yields offered by floating-rate loans still are attractive relative to some other fixed-income investments. Loans are still trading at discounts, so there is room for capital appreciation, and the loans' short duration could provide greater price protection and income potential when rates do eventually start increasing.


6    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Please refer to the Schedule of Investments on pages 16-38 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher- rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    7

Portfolio Summary | 4/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Senior Secured Loans                                                    93.1%
U.S. Corporate Bonds                                                     3.1%
Temporary Cash Investment                                                0.9%
International Corporate Bonds                                            0.8%
Asset Backed Securities                                                  0.8%
Collateralized Mortgage Obligations                                      0.7%
U.S. Common Stocks                                                       0.3%
Convertible Corporate Bonds                                              0.3%
Convertible Preferred Stocks                                             0.0%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                                      0.9%
AA                                                                       0.1%
A                                                                        0.3%
BBB                                                                      5.7%
BB                                                                      54.4%
B                                                                       34.5%
CCC                                                                      0.8%
Not Rated                                                                3.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

    1.    CPG International I, Inc., Term Loan, 1/26/17                     0.96%
--------------------------------------------------------------------------------
    2.    Grifols, Inc., New U.S. Tranche B Term Loan, 6/4/17               0.84
--------------------------------------------------------------------------------
    3.    Chrysler Group LLC, Tranche B Term Loan, 4/28/17                  0.78
--------------------------------------------------------------------------------
    4.    Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 12/1/16     0.78
--------------------------------------------------------------------------------
    5.    Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17             0.76
--------------------------------------------------------------------------------
    6.    Interactive Data Corp., Term B Loan, 1/31/18                      0.75
--------------------------------------------------------------------------------
    7.    Telesat Canada, U.S. Term B Loan, 3/28/19                         0.74
--------------------------------------------------------------------------------
    8.    HHI Holdings LLC, Loan, 3/9/17                                    0.74
--------------------------------------------------------------------------------
    9.    Tasc, Inc., New Tranche B Term Loan, 4/25/15                      0.73
--------------------------------------------------------------------------------
   10.    Protection One, Inc., Term Loan 2012, 3/20/19                     0.73
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Prices and Distributions | 4/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                  4/30/12                    10/31/11
--------------------------------------------------------------------------------
       A                     $6.89                      $6.77
--------------------------------------------------------------------------------
       C                     $6.89                      $6.78
--------------------------------------------------------------------------------
       Y                     $6.90                      $6.78
--------------------------------------------------------------------------------
       Z                     $6.91                      $6.80
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-4/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment        Short-Term        Long-Term
     Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $0.1595               $ --             $ --
--------------------------------------------------------------------------------
       C            $0.1337               $ --             $ --
--------------------------------------------------------------------------------
       Y            $0.1689               $ --             $ --
--------------------------------------------------------------------------------
       Z            $0.1672               $ --             $ --
--------------------------------------------------------------------------------

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


                   Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    9

Performance Update | 4/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund at public offering price, compared to that of the Barclays Capital High Yield Loans Performing Index.

 Cumulative Total Returns
 (As of April 30, 2012)
------------------------------------------------------------------
                                      Net Asset   Public Offering
 Period                               Value       Price (POP)
------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                            3.73%        2.82%
 5 Years                              3.65         2.69
 1 Year                               3.74        -0.96
------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012)
------------------------------------------------------------------
 Gross
------------------------------------------------------------------
 1.12%
------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                  Barclays Capital
             Pioneer Floating     High Yield Loans
                Rate Fund         Performing Index
2/07             $ 9,550              $10,000
4/08               9,422               10,046
4/09               8,466                8,784
4/10              10,477               11,598
4/11              11,142               12,392
4/12              11,559               12,725

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

 Cumulative Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------
                                        If           If
 Period                                 Held         Redeemed
--------------------------------------------------------------
 Life-of-Class
 (2/14/07)                              2.86%        2.86%
 5 Years                                2.79         2.79
 1 Year                                 2.81         2.81
--------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012)
--------------------------------------------------------------
 Gross
--------------------------------------------------------------
 1.89%
--------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                  Barclays Capital
             Pioneer Floating     High Yield Loans
                Rate Fund         Performing Index
2/07             $10,000              $10,000
4/08               9,753               10,046
4/09               8,696                8,784
4/10              10,683               11,598
4/11              11,266               12,392
4/12              11,582               12,725

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    11

Performance Update | 4/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

 Cumulative Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------
                                        If           If
 Period                                 Held         Redeemed
--------------------------------------------------------------
 Life-of-Class
 (2/14/07)                              3.87%        3.87%
 5 Years                                3.80         3.80
 1 Year                                 3.87         3.87
--------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012)
--------------------------------------------------------------
                                        Gross        Net
--------------------------------------------------------------
                                        0.88%        0.70%
--------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

                                  Barclays Capital
             Pioneer Floating     High Yield Loans
                Rate Fund         Performing Index
2/07            $5,000,000           $5,000,000
4/08             4,933,654            5,022,890
4/09             4,433,295            4,391,758
4/10             5,504,693            5,798,806
4/11             5,866,555            6,195,947
4/12             6,093,369            6,362,526

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.

 Cumulative Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------
                                        If           If
 Period                                 Held         Redeemed
--------------------------------------------------------------
 Life-of-Class
 (8/8/11)                               2.97%        2.97%
 1 Year                                 3.88         3.88
--------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012)
--------------------------------------------------------------
                                        Gross        Net
--------------------------------------------------------------
                                        1.22%        0.90%
--------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                  Barclays Capital
             Pioneer Floating     High Yield Loans
                Rate Fund         Performing Index
2/07             $10,000              $10,000
4/08               9,736               10,046
4/09               8,652                8,784
4/10              10,592               11,598
4/11              11,215               12,392
4/12              11,650               12,725

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2011, through April 30, 2012.

-------------------------------------------------------------------------------------
 Share Class                    A               C               Y               Z
-------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 11/1/11
-------------------------------------------------------------------------------------
 Ending Account Value       $1,041.80       $1,036.30       $1,043.20       $1,041.30
 (after expenses)
 on 4/30/12
-------------------------------------------------------------------------------------
 Expenses Paid                  $5.38           $9.27           $3.40           $4.21
 During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.83%, 0.67% and 0.83% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


14    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2011, through April 30, 2012.

-------------------------------------------------------------------------------------
 Share Class                    A               C               Y               Z
-------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 11/1/11
-------------------------------------------------------------------------------------
 Ending Account Value       $1,019.59       $1,015.76       $1,021.53       $1,020.74
 (after expenses)
 on 4/30/12
-------------------------------------------------------------------------------------
 Expenses Paid                  $5.32           $9.17           $3.37           $4.17
 During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.83%, 0.67% and 0.83% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    15

Schedule of Investments | 4/30/12 (unaudited)

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 0.3%
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Asset Management & Custody Banks -- 0.3%
1,000,000                         BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16        $    978,750
                                                                                          ------------
                                           Total Diversified Financials                   $    978,750
------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $990,371)                                $    978,750
------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE PREFERRED STOCKS -- 0.0%
                                           CAPITAL GOODS -- 0.0%
                                           Industrial Machinery -- 0.0%
    1,000                      BBB+/Baa3   Stanley Black & Decker, Inc., 4.75%,
                                           11/17/15                                       $    120,000
                                                                                          ------------
                                           Total Capital Goods                            $    120,000
------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE PREFERRED STOCKS
                                           (Cost $100,000)                                $    120,000
------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 0.1%
                                           AUTOMOBILES & COMPONENTS -- 0.0%
                                           Auto Parts & Equipment -- 0.0%
        4                                  Lear Corp.                                     $        166
                                                                                          ------------
                                           Total Automobiles & Components                 $        166
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Real Estate Development -- 0.1%
  106,253                                  Newhall Land Development LLC*                  $    138,129
                                                                                          ------------
                                           Total Real Estate                              $    138,129
------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $88,066)                                 $    138,295
------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 0.8%
                                           BANKS -- 0.6%
                                           Diversified Banks -- 0.0%
  151,769            0.62         AAA/NR   Wells Fargo Home Equity Trust, Floating Rate
                                           Note, 12/25/35 (144A)                          $    145,285
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.6%
  718,269            0.87        AAA/Aaa   Bayview Financial Acquisition Trust, Floating
                                           Rate Note, 5/28/44                             $    664,221
  350,210            0.52        AAA/Aa1   Bear Stearns Asset Backed Securities Trust,
                                           Floating Rate Note, 2/25/36                         327,814
  405,442            0.64        AAA/Aa3   Citigroup Mortgage Loan Trust, Inc., Floating
                                           Rate Note, 8/25/35                                  389,417
  199,816            0.36        BBB/Aa3   Option One Mortgage Loan Trust, Floating Rate
                                           Note, 2/25/38                                       197,804

The accompanying notes are an integral part of these financial statements.

16    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                            Value
--------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
   123,383        0.71        AAA/Aaa    Residential Asset Securities Corp., Floating Rate
                                         Note, 12/25/34                                     $    117,763
                                                                                            ------------
                                                                                            $  1,697,019
                                                                                            ------------
                                         Total Banks                                        $  1,842,304
--------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Other Diversified Financial Services -- 0.0%
   107,557        1.04           B/B1    Ellington Loan Acquisition Trust, Floating Rate
                                         Note, 5/27/37 (144A)                               $     99,044
--------------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.2%
    80,384        0.51        AA/Baa3    Aegis Asset Backed Securities Trust, Floating
                                         Rate Note, 12/25/35                                $     69,368
   367,831        0.63      CCC+/Caa2    Lease Investment Flight Trust, Floating Rate
                                         Note, 7/15/31                                           237,251
   367,831        0.67      CCC+/Caa2    Lease Investment Flight Trust, Floating Rate
                                         Note, 7/15/31                                           237,251
                                                                                            ------------
                                                                                            $    543,870
                                                                                            ------------
                                         Total Diversified Financials                       $    642,914
--------------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $2,455,640)                                  $  2,485,218
--------------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
                                         BANKS -- 0.2%
                                         Thrifts & Mortgage Finance -- 0.2%
   347,557        1.02         AAA/A3    Sequoia Mortgage Trust, Floating Rate Note,
                                         1/20/35                                            $    279,879
   185,046        2.75        AAA/Ba1    Wells Fargo Mortgage Backed Securities Trust,
                                         Floating Rate Note, 6/25/34                             180,445
                                                                                            ------------
                                                                                            $    460,324
                                                                                            ------------
                                         Total Banks                                        $    460,324
--------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.4%
                                         Other Diversified Financial Services -- 0.4%
   300,000        0.94      BBB+/Baa2    Morgan Stanley Capital I, Floating Rate Note,
                                         12/15/20 (144A)                                    $    273,585
   249,996        0.84        AAA/Ba3    Residential Accredit Loans, Inc., Floating Rate
                                         Note, 4/25/34                                           231,492
   888,518        4.24          NR/A2    Velocity Commercial Capital Loan Trust, Floating
                                         Rate Note, 8/25/40 (144A)                               757,462
                                                                                            ------------
                                                                                            $  1,262,539
                                                                                            ------------
                                         Total Diversified Financials                       $  1,262,539
--------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.1%
                                         Mortgage REITs -- 0.1%
   128,752        2.73       AAA/Caa1    American Home Mortgage Investment Trust,
                                         Floating Rate Note, 6/25/45                        $    103,283

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    17

----------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                               Value
----------------------------------------------------------------------------------------------------------------
                                              Mortgage REIT's -- (continued)
      345,256          2.73         AAA/B1    American Home Mortgage Investment Trust,
                                              Floating Rate Note, 6/25/45                           $    320,307
                                                                                                    ------------
                                                                                                    $    423,590
                                                                                                    ------------
                                              Total Real Estate                                     $    423,590
----------------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (Cost $2,191,908)                                     $  2,146,453
----------------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 4.0%
                                              ENERGY -- 0.5%
                                              Oil & Gas Drilling -- 0.1%
      150,000                        B-/B3    Offshore Group Investments, Ltd., 11.5%,
                                              8/1/15                                                $    164,062
----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.1%
NOK 1,500,000       9.67             NR/NR    Transocean Drilling Norway AS, Floating Rate
                                              Note, 2/24/16                                         $    279,181
----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.2%
      498,000                        BB/B1    Denbury Resources, Inc., 8.25%, 2/15/20               $    555,270
----------------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.1%
      400,000                         B/B3    Murray Energy Corp., 10.25%,
                                              10/15/15 (144A)                                       $    380,000
                                                                                                    ------------
                                              Total Energy                                          $  1,378,513
----------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.3%
                                              Paper Packaging -- 0.2%
      515,000                         B/B3    Packaging Dynamics Corp., 8.75%,
                                              2/1/16 (144A)                                         $    547,188
----------------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.1%
      225,000                        B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15 (144A)          $    235,125
      250,000                      CCC+/B3    Appleton Papers, Inc., 11.25%, 12/15/15                    235,625
                                                                                                    ------------
                                                                                                    $    470,750
                                                                                                    ------------
                                              Total Materials                                       $  1,017,938
----------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.2%
                                              Electrical Components & Equipment -- 0.1%
      250,000                         B/B2    WireCo WorldGroup, Inc., 9.5%, 5/15/17                $    258,125
----------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.1%
      400,000                        B+/B1    Titan International, Inc., 7.875%, 10/1/17            $    424,000
                                                                                                    ------------
                                              Total Capital Goods                                   $    682,125
----------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.2%
                                              Airlines -- 0.2%
      500,000                       BB/Ba3    Delta Air Lines 2010-2 Class B Pass Through
                                              Trust, 6.75%, 11/23/15                                $    502,500
                                                                                                    ------------
                                              Total Transportation                                  $    502,500
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                              Value
----------------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.2%
                                         Specialized Consumer Services -- 0.2%
   430,000                    BB-/Ba3    Service Corp International United States,
                                         7.0%, 5/15/19                                        $    459,562
                                                                                              ------------
                                         Total Consumer Services                              $    459,562
----------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                         Health Care Equipment -- 0.3%
   750,000                      B+/B2    Physio-Control International, Inc., 9.875%,
                                         1/15/19 (144A)                                       $    796,875
----------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 0.3%
   500,000                      B+/B1    Aviv Healthcare Properties LP, 7.75%, 2/15/19        $    520,000
   500,000                     BB/Ba3    HCA, Inc., 7.875%, 2/15/20                                555,000
                                                                                              ------------
                                                                                              $  1,075,000
                                                                                              ------------
                                         Total Health Care Equipment & Services               $  1,871,875
----------------------------------------------------------------------------------------------------------
                                         BANKS -- 0.3%
                                         Diversified Banks -- 0.1%
   235,000        6.52        BB+/Ba3    ABN Amro North American Holding Preferred
                                         Capital Repackage Trust I, Floating Rate Note,
                                         12/29/49 (Perpetual) (144A)                          $    207,975
----------------------------------------------------------------------------------------------------------
                                         Regional Banks -- 0.2%
   200,000        8.70       BBB/Baa3    PNC Preferred Funding Trust III, Floating Rate
                                         Note, 3/29/49 (Perpetual) (144A)                     $    205,020
   450,000        5.46      BBB+/Baa1    State Street Capital Trust III, Floating Rate Note,
                                         1/29/49 (Perpetual)                                       451,764
                                                                                              ------------
                                                                                              $    656,784
                                                                                              ------------
                                         Total Banks                                          $    864,759
----------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.7%
                                         Other Diversified Financial Services -- 0.5%
   250,000        9.00         BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                         1/8/15 (Cat Bond) (144A)                             $    246,325
   250,000       10.25         BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                         1/8/15 (Cat Bond) (144A)                                  246,225
   250,000        0.00          BB/NR    East Lane Re V, Ltd., Floating Rate Note,
                                         3/16/16 (Cat Bond) (144A)                                 248,050
   300,000        8.35         BB-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                         2/5/15 (Cat Bond) (144A)                                  296,190
   250,000        6.00          BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                         1/8/14 (Cat Bond) (144A)                                  242,250
   300,000        7.50         BB-/NR    Queen Street IV Capital, Ltd., Floating Rate
                                         Note, 4/9/15 (Cat Bond) (144A)                            285,480
                                                                                              ------------
                                                                                              $  1,564,520
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    19

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                         Multi-Sector Holdings -- 0.2%
  500,000                        B/B2    Constellation Enterprises LLC, 10.625%,
                                         2/1/16 (144A)                                   $    502,500
                                                                                         ------------
                                         Total Diversified Financials                    $  2,067,020
-----------------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.4%
                                         Reinsurance -- 0.4%
  250,000         0.00        NR/Baa1    Combine Re, Ltd., Floating Rate Note,
                                         1/7/15 (Cat Bond) (144A)                        $    249,500
  250,000         9.00          BB/NR    Mystic Re, Ltd., Floating Rate Note,
                                         3/12/15 (Cat Bond) (144A)                            247,475
  250,000        11.00          NR/B2    Successor X, Ltd., Floating Rate Note,
                                         1/27/15 (Cat Bond) (144A)                            240,750
  250,000        11.25          B-/NR    Successor X, Ltd., Floating Rate Note,
                                         11/10/15 (Cat Bond) (144A)                           239,275
  250,000         9.70           B/NR    Successor X, Ltd., Floating Rate Note,
                                         2/25/14 (Cat Bond) (144A)                            240,000
                                                                                         ------------
                                                                                         $  1,217,000
                                                                                         ------------
                                         Total Insurance                                 $  1,217,000
-----------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.1%
                                         Data Processing & Outsourced Services -- 0.1%
  250,000                       B+/B1    First Data Corp., 8.875%, 8/15/20 (144A)        $    271,875
                                                                                         ------------
                                         Total Software & Services                       $    271,875
-----------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.4%
                                         Alternative Carriers -- 0.1%
  350,000                      BB-/WR    PAETEC Holding Corp., 8.875%, 6/30/17           $    382,375
-----------------------------------------------------------------------------------------------------
                                         Integrated Telecommunication Services -- 0.2%
  500,000                        B/B1    Cincinnati Bell, Inc., 8.375%, 10/15/20         $    500,000
-----------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 0.1%
  365,000                      B+/Ba2    Cricket Communications, Inc., 7.75%, 5/15/16    $    384,162
                                                                                         ------------
                                         Total Telecommunication Services                $  1,266,537
-----------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.1%
                                         Gas Utilities -- 0.1%
  250,000                       B+/B2    Ferrellgas LP, 6.5%, 5/1/21                     $    228,125
                                                                                         ------------
                                         Total Utilities                                 $    228,125
-----------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $11,527,088)                              $ 11,827,829
-----------------------------------------------------------------------------------------------------
                                         SENIOR FLOATING RATE LOAN INTERESTS -- 93.5%**
                                         ENERGY -- 2.8%
                                         Oil & Gas Equipment & Services -- 1.1%
  207,916         2.74           B/NR    Fenwal, Inc., Delayed Draw First-Lien Term
                                         Loan, 2/28/14                                   $    204,017
1,212,397         2.74           B/NR    Fenwal, Inc., Initial First-Lien Term Loan,
                                         2/22/14                                            1,189,664

The accompanying notes are an integral part of these financial statements.

20    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                           Value
------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- (continued)
   1,817,822           6.25          B+/B2    FTS International Services LLC, Term Loan,
                                              4/19/16                                           $  1,755,712
     128,066           8.50          B-/B2    Hudson Products Holdings,, Inc., Term Loan,
                                              8/24/15                                                118,461
                                                                                                ------------
                                                                                                $  3,267,854
------------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 0.6%
   1,698,232           4.50       BBB/Baa2    Glenn Pool Oil & Gas Trust, Term Loan, 6/1/16     $  1,736,443
------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.5%
   1,500,000           0.00         NR/Ba3    EP Energy LLC, 5/1/18                             $  1,518,195
------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.5%
   1,622,186           4.25       BBB-/Ba2    Pilot Travel Centers LLC, Initial Tranche B Term
                                              Loan, 3/7/18                                      $  1,630,550
------------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.1%
     250,000           0.00          NR/NR    Bumi Resources Tbk PT, Loan, 8/15/13              $    250,000
                                                                                                ------------
                                              Total Energy                                      $  8,403,042
------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 11.4%
                                              Commodity Chemicals -- 2.0%
   2,964,981           6.00           B/B2    CPG International I, Inc., Term Loan, 1/26/17     $  2,861,207
   1,971,425           6.75           B/B1    Houghton International, Inc., B-1 Term Loan,
                                              1/11/16                                              1,981,282
     475,000           6.25         BB-/B1    Taminco Group NV, Dollar Term Loan,
                                              12/16/18                                               480,641
     392,857           4.25         NR/Ba2    Tronox, Inc., Closing Date Term Loan, 1/24/17          393,664
     107,143           1.00         NR/Ba2    Tronox, Inc., Delayed Draw Term Loan,
                                              1/24/17                                                107,310
                                                                                                ------------
                                                                                                $  5,824,104
------------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 1.7%
     600,868           5.00           B/B1    General Chemical Holding Co., New Tranche B
                                              Term Loan, 3/9/18                                 $    603,722
     725,000           0.00          NR/NR    Ineos Group Holdings, Ltd., 5/4/18                     729,531
EURO 472,186           8.00         B+/Ba3    Ineos Group Holdings, Ltd., Term C1 Facility
                                              (New), 12/16/14                                        659,162
      31,480           8.00         B+/Ba3    Ineos US Finance LLC, Senior Credit Facility
                                              Term C2, 12/16/14                                       32,740
EURO 984,416           3.90         B-/Ba3    Momentive Performance Materials, Inc., Tranche
                                              B-2B Term Loan, 5/5/15                               1,244,386
     195,956           3.50        BB+/Ba1    Solutia, Inc., Term-1 Loan, 8/16/17                    196,119
   1,654,063           5.00          B+/B2    Univar, Term B Loan, 2/14/17                         1,659,084
                                                                                                ------------
                                                                                                $  5,124,744
------------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 3.1%
   1,864,955           3.75        BB/Baa3    Ashland, Inc., Term B Loan, 5/31/18               $  1,870,205
   1,750,000           5.50        BB+/Ba1    Chemtura Corp., Term Facility, 8/11/16               1,766,406

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    21

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                          Value
-----------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- (continued)
  877,494         2.85        BB+/Ba1    Huntsman International LLC, Extended Term B
                                         Loan, 4/19/17                                   $    873,420
  497,500         6.75          NR/B1    Norit NV, USD Term Loan, 6/21/17                     503,097
1,990,000         5.75        BB-/Ba2    OM Group, Inc., Term B Dollar Loan, 7/5/17         2,004,925
1,582,475         5.75         B+/Ba2    Omnova Solutions, Inc., Extended Loan,
                                         4/12/17                                            1,590,387
  633,412         5.00        BB-/Ba1    PolyOne Corp., Term Loan, 9/30/17                    637,371
                                                                                         ------------
                                                                                         $  9,245,811
-----------------------------------------------------------------------------------------------------
                                         Construction Materials -- 0.2%
  750,000         6.00         BB-/B1    Summit Materials LLC, Term Loan, 1/12/19        $    757,031
-----------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- 0.4%
1,027,972         4.50          B/Ba3    BWAY Holding Co., Replacement B Term Loan,
                                         2/9/18                                          $  1,031,826
   97,458         4.50          B/Ba3    ICL Industrial Containers ULC, Replacement C
                                         Term Loan, 2/9/18                                     97,823
                                                                                         ------------
                                                                                         $  1,129,649
-----------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.4%
1,080,750         4.75        BB+/Ba1    Sealed Air Corp., Term B Advance, 5/31/18       $  1,094,265
-----------------------------------------------------------------------------------------------------
                                         Aluminum -- 0.6%
  275,000         5.75        BB-/Ba2    Noranda Aluminum Holding Corp., Term B Loan,
                                         2/17/19                                         $    277,750
1,481,250         4.00        BB-/Ba2    Novelis, Inc. Georgia, Term Loan, 3/11/17          1,484,269
                                                                                         ------------
                                                                                         $  1,762,019
-----------------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 0.6%
  600,463         4.00        BB+/Ba1    SunCoke Energy, Inc., Tranche B Term Loan,
                                         7/21/18                                         $    601,964
1,185,563         4.00         BB-/B1    Walter Energy, Inc., B Term Loan, 2/3/18           1,187,050
                                                                                         ------------
                                                                                         $  1,789,041
-----------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.7%
2,243,750         5.25         BB-/B1    Fairmount Minerals, Ltd., Tranche B Term Loan,
                                         3/1/17                                          $  2,251,884
-----------------------------------------------------------------------------------------------------
                                         Steel -- 0.7%
1,980,008         4.75          BB/B1    JMC Steel Group, Term Loan, 2/15/17             $  1,994,858
-----------------------------------------------------------------------------------------------------
                                         Paper Products -- 1.0%
2,044,550         6.50           B/B1    Exopack Holding Corp., Term Loan B, 5/6/17      $  2,044,550
  884,843         4.75        BB-/Ba3    Ranpak Corp., USD Term Loan (First Lien),
                                         3/28/17                                              887,055
                                                                                         ------------
                                                                                         $  2,931,605
                                                                                         ------------
                                         Total Materials                                 $ 33,904,984
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

-----------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                               Value
-----------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 9.9%
                                         Aerospace & Defense -- 5.6%
2,033,721         8.75          B+/B3    API Technologies Corp., Term Loan, 6/1/16             $  2,033,721
  250,000         4.75       BBB-/Ba3    Delos Aircraft, Inc., Term Loan, 3/17/16                   251,538
  748,125         5.75        BB+/Ba3    DigitalGlobe, Inc., Term Loan, 9/21/18                     739,700
1,026,165         5.47           B/B2    DUBAI AEROSPACE ENTERPRISE (DAE), Tranche
                                         B-1 Loan, 7/31/14                                        1,026,165
  978,296         5.47           B/B2    DUBAI AEROSPACE ENTERPRISE (DAE), Tranche
                                         B-2 Loan, 7/31/14                                          978,296
1,281,098         6.25        BB-/Ba2    DynCorp International, Inc., Term Loan, 7/7/16           1,284,311
  992,500         7.00           B/B3    Global Defense Technology & Systems, Inc.,
                                         Term B Loan, 4/22/17                                       990,019
1,451,338         6.49          BB/B1    Hunter Defense Technologies, Inc., Series 1
                                         New Term Loan, 8/22/14                                   1,284,434
  381,846         3.49         BB-/B1    Hunter Defense Technologies, Inc., Term Loan,
                                         8/22/14                                                    339,843
1,751,054         9.25         CCC/WR    IAP Worldwide Services, Inc., Term Loan (First-
                                         Lien), 12/20/12                                          1,580,326
1,500,000         3.72          B-/B1    Sequa Corp., Term Loan, 12/3/14                          1,487,500
1,975,000         4.50         B+/Ba3    SI Organization, Inc., New Tranche B Term Loan,
                                         11/22/16                                                 1,945,375
  500,000         3.75       BBB-/Ba1    Spirit Aerosystems, Inc., Term B Loan, 3/27/19             502,500
2,179,632         4.50         BB-/B1    Tasc, Inc., New Tranche B Term Loan, 4/25/15             2,168,734
                                                                                               ------------
                                                                                               $ 16,612,462
-----------------------------------------------------------------------------------------------------------
                                         Building Products -- 1.3%
  594,471         4.00         BB-/B1    Armstrong World Industries, Inc., Term Loan
                                         B-1, 3/8/18                                           $    595,957
1,557,360         5.75          B+/B1    Custom Building Products, Inc., Term Loan,
                                         3/19/15                                                  1,559,306
1,303,167         5.75          B+/B1    Goodman Global Group, Inc., Initial Term Loan
                                         (First Lien), 10/6/16                                    1,313,871
  498,750         7.00          B+/B2    Unifrax Corp., Term Dollar Loan, 10/27/18                  505,296
                                                                                               ------------
                                                                                               $  3,974,430
-----------------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.5%
1,439,298         5.75          B+/B1    Scotsman Industries, Inc., Term Loan, 4/30/16         $  1,441,097
-----------------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.4%
1,105,227         6.25          B+/B2    Pro Mach, Inc., Term Loan, 7/6/17                     $  1,088,649
-----------------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.8%
1,139,275         5.50         BB/Ba2    Terex Corp., U.S. Term Loan, 4/28/17                  $  1,150,668
1,232,550         4.25         BB/Ba2    The Manitowoc Co, Inc., Term B Loan,
                                         10/11/17                                                 1,234,091
                                                                                               ------------
                                                                                               $  2,384,759
-----------------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 1.3%
  997,500         4.50        BB+/Ba2    Colfax Corp., Term B Facility, 9/12/18                $  1,001,945

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    23

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- (continued)
  750,000         0.00          NR/NR    Schaeffler AG, Facility C2 Term Loan, 1/27/17   $    754,688
  485,139         4.25         BB/Ba2    Trimas Corp., Tranche B Term Loan, 5/27/17           486,352
1,714,948         5.50        BB-/Ba2    Xerium Technologies, Inc., Initial U.S. Term
                                         Loan, 5/4/17                                       1,706,373
                                                                                         ------------
                                                                                         $  3,949,358
-----------------------------------------------------------------------------------------------------
                                         Total Capital Goods                             $ 29,450,755
-----------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 4.6%
                                         Commercial Printing -- 0.6%
1,639,420         6.25        BB-/Ba3    Cenveo Corp., Term B Facility, 12/15/16         $  1,645,302
-----------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- 1.5%
  526,693         8.75          NR/WR    Aquilex Holdings LLC, Term Loan, 4/1/16         $    522,743
1,362,854         7.25          B+/B1    Brickman Group Holdings, Inc., Tranche B Term
                                         Loan, 9/21/16                                      1,379,038
  700,000         4.00        BB+/Ba1    Covanta Holding Corp., Term Loan, 3/1/19             702,625
  214,238         2.25        B-/Caa1    Synagro Technologies, Inc., Term Loan (First
                                         Lien), 4/2/14                                        194,421
1,298,661         4.50          B+/B1    Waste Industries USA, Inc., Term B Loan,
                                         2/23/17                                            1,298,661
  370,000         5.50          B+/B1    WCA Waste Corp., Term Loan, 3/1/18                   371,850
                                                                                         ------------
                                                                                         $  4,469,338
-----------------------------------------------------------------------------------------------------
                                         Diversified Support Services -- 1.3%
1,390,950         5.25         B+/Ba3    Allied Security Holdings LLC, Term Loan (First
                                         Lien), 1/21/17                                  $  1,395,586
  707,270         5.75          B+/B1    infoGROUP, Inc., Term B Loan, 5/10/18                643,616
  818,812         5.00        BB-/Ba3    KAR Auction Services, Inc., Term Loan,
                                         4/26/17                                              824,100
  950,997         6.25         B+/Ba3    Language Line Services Holdings, Inc., Tranche
                                         B Term Loan, 5/30/16                                 953,375
                                                                                         ------------
                                                                                         $  3,816,677
-----------------------------------------------------------------------------------------------------
                                         Security & Alarm Services -- 0.7%
2,171,377         5.75          B+/B1    Protection One, Inc., Term Loan 2012,
                                         3/20/19                                         $  2,168,608
-----------------------------------------------------------------------------------------------------
                                         Research & Consulting Services -- 0.5%
1,581,455         5.75          BB/B1    Wyle Services Corp., Term Loan (First Lien),
                                         3/31/17                                         $  1,579,479
                                                                                         ------------
                                         Total Commercial Services & Supplies            $ 13,679,404
-----------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 3.0%
                                         Air Freight & Logistics -- 0.7%
  731,882         5.47          NR/NR    CEVA Group Plc, Dollar Tranche B Pre Funded
                                         L/C, 8/31/16                                    $    691,628
  301,545         5.47          NR/NR    CEVA Group Plc, EGL Tranche B Term Loan,
                                         8/31/16                                              284,206

The accompanying notes are an integral part of these financial statements.

24    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                          Value
------------------------------------------------------------------------------------------------------
                                         Air Freight & Logistics -- (continued)
1,033,502         5.47         NR/Ba3    CEVA Group Plc, US Tranche B Term Loan,
                                         8/31/16                                          $    976,659
                                                                                          ------------
                                                                                          $  1,952,493
------------------------------------------------------------------------------------------------------
                                         Airlines -- 1.4%
1,237,500         5.75        BB-/Ba3    Allegiant Travel Co., Term Loan, 2/17/17         $  1,241,110
  321,750         4.25        BB-/Ba2    Delta Air Lines, Inc., 2009 Term Loan, 2/22/16        316,119
1,786,500         5.50        BB-/Ba2    Delta Air Lines, Inc., Term Loan 2011, 3/29/17      1,790,966
  978,173         2.25        BB-/Ba3    United Air Lines, Inc., Tranche B Loan, 2/1/14        970,837
                                                                                          ------------
                                                                                          $  4,319,032
------------------------------------------------------------------------------------------------------
                                         Railroads -- 0.3%
  750,000         4.00         BB+/B1    RailAmerica, Inc., Initial Loan, 2/15/19         $    753,281
------------------------------------------------------------------------------------------------------
                                         Trucking -- 0.6%
1,832,584         5.00          BB/B1    Swift Transportation Co., Tranche B-2 Term
                                         Loan, 12/15/17                                   $  1,852,033
                                                                                          ------------
                                         Total Transportation                             $  8,876,839
------------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 4.7%
                                         Auto Parts & Equipment -- 3.3%
  883,415         2.74        BB-/Ba3    Allison Transmission, Inc., Term B-1 Loan,
                                         8/7/14                                           $    882,588
  976,421         3.50       BBB/Baa2    Delphi Automotive LLP, Tranche B Term Loan,
                                         3/31/17                                               980,693
  909,231         2.18         B+/Ba3    Federal-Mogul Corp., Tranche B Term Loan,
                                         12/29/14                                              882,006
  463,893         2.18         B+/Ba3    Federal-Mogul Corp., Tranche C Term Loan,
                                         12/28/15                                              450,003
2,199,592         7.00          B+/B2    HHI Holdings LLC, Term Loan, 3/9/17                 2,210,590
1,930,499         5.25          B+/NR    Metaldyne Corp., Term Loan, 5/2/17                  1,942,565
  915,890         6.25          B+/B1    Remy International, Inc., Term B Facility,
                                         12/17/16                                              920,851
  715,000         6.75          NR/NR    TI Group Automotive Systems LLC, Term Loan,
                                         3/1/19                                                718,575
  636,943         4.25         BB/Ba2    Tomkins LLC, Term B-1 Loan, 9/21/16                   639,933
  281,438         5.50         B+/Ba2    UCI International, Inc., Term Loan, 7/4/17            282,845
                                                                                          ------------
                                                                                          $  9,910,649
------------------------------------------------------------------------------------------------------
                                         Tires & Rubber -- 0.6%
1,925,000         4.75         BB/Ba1    The Goodyear Tire & Rubber Co., Second Lien
                                         (Extended), 3/27/19                              $  1,900,337
------------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.8%
2,277,763         6.00         BB/Ba2    Chrysler Group LLC, Tranche B Term Loan,
                                         4/28/17                                          $  2,323,621
                                                                                          ------------
                                         Total Automobiles & Components                   $ 14,134,607
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    25

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 1.6%
                                         Housewares & Specialties -- 1.3%
  856,439         5.26        BB-/Ba3    Prestige Brands, Inc., Term B Loan, 12/20/18    $    863,264
1,958,643         6.50         BB/Ba3    Reynolds Group Holdings, Ltd., Tranche B Term
                                         Loan, 2/9/18                                       1,989,253
  980,000         5.25          B+/B1    Yankee Candle Co, Inc., Initial Term Loan,
                                         3/2/19                                               988,575
                                                                                         ------------
                                                                                         $  3,841,092
-----------------------------------------------------------------------------------------------------
                                         Leisure Products -- 0.3%
  986,544         2.24           B/B1    SABRE INC, Non-Extended Initial Term Loan,
                                         9/30/14                                         $    951,604
                                                                                         ------------
                                         Total Consumer Durables & Apparel               $  4,792,696
-----------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 6.3%
                                         Casinos & Gaming -- 1.9%
  490,218         4.00        BB+/Ba3    Ameristar Casinos, Inc., B Term Loan, 3/29/18   $    493,129
  987,500         6.00        BB-/Ba3    Boyd Gaming Corp., Increased Term Loan,
                                         12/17/15                                             999,844
  122,188         9.50           B/B2    Caesars Entertainment Operating Co, Inc., Term
                                         B-4 Loan, 10/31/16                                   125,914
  930,000         5.49           B/B2    Caesars Entertainment Operating Co, Inc., Term
                                         B-6 Loan, 1/28/18                                    852,445
  984,962         2.85       BBB-/Ba2    Las Vegas Sands Corp., Delayed Draw II Term
                                         Loan (Extending), 11/23/16                           973,882
  992,500         3.75       BBB-/Ba1    Penn National Gaming, Inc., Term B Facility,
                                         6/29/18                                              997,282
1,384,546         3.00       BBB-/Ba1    Scientific Games Corp., Tranche B-1 Term Loan,
                                         6/30/15                                            1,377,623
                                                                                         ------------
                                                                                         $  5,820,119
-----------------------------------------------------------------------------------------------------
                                         Hotels, Resorts & Cruise Lines -- 0.1%
  306,507         4.97          NR/B1    Travelport LLC, Extended Tranche B Dollar Term
                                         Loan, 8/23/15                                   $    280,399
   64,044         4.97           B/B1    Travelport LLC, Tranche S Term Loan, 8/23/15          58,589
                                                                                         ------------
                                                                                         $    338,988
-----------------------------------------------------------------------------------------------------
                                         Leisure Facilities -- 0.5%
  734,809         4.00         BB/Ba2    Cedar Fair LP, U.S. Term-1 Loan, 12/15/17       $    737,791
  700,000         4.25         BB+/B1    Six Flags Entertainment Corp., Tranche B Term
                                         Loan, 11/23/18                                       701,695
                                                                                         ------------
                                                                                         $  1,439,486
-----------------------------------------------------------------------------------------------------
                                         Restaurants -- 2.5%
1,205,908         4.50        BB-/Ba3    Burger King Holdings, Inc., Tranche B Term
                                         Loan, 10/30/16                                  $  1,211,179
1,113,752         4.25        BB-/Ba2    DineEquity, Inc., Term B-1 Loan, 10/31/17          1,117,825
1,925,000         6.50          B+/NR    Landry's, Inc., B Term Loan, 3/22/18               1,927,707

The accompanying notes are an integral part of these financial statements.

26    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                          Value
------------------------------------------------------------------------------------------------------
                                         Restaurants -- (continued)
1,100,000         5.25          NR/NR    NPC International, Inc., Term Loan 2012,
                                         12/28/18                                         $  1,108,250
1,295,000         0.00         BB-/NR    Wendy's International, Inc., 4/3/19                 1,303,418
  700,033         5.00         BB/Ba2    Wendy's, Term Loan, 5/19/17                           701,674
                                                                                          ------------
                                                                                          $  7,370,053
------------------------------------------------------------------------------------------------------
                                         Education Services -- 0.8%
  888,756         7.00           B/B1    Ascend Learning LLC, Term Loan (First Lien),
                                         11/8/16                                          $    893,940
1,532,646         4.24        BB-/Ba2    Bright Horizons Family Solutions, Inc., Tranche
                                         B Term Loan, 5/28/15                                1,528,815
                                                                                          ------------
                                                                                          $  2,422,755
------------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.5%
1,410,000         5.50          B/Ba3    Ascent Capital Group, Inc., Term Loan, 3/6/18    $  1,423,219
                                                                                          ------------
                                         Total Consumer Services                          $ 18,814,620
------------------------------------------------------------------------------------------------------
                                         MEDIA -- 7.2%
                                         Advertising -- 1.1%
1,481,250         5.25          B+/NR    Advantage Sales & Marketing LLC, Term Loan
                                         (First Lien), 11/29/17                           $  1,482,176
1,467,503         5.00         B+/Ba3    Affinion Group, Inc., Tranche B Term Loan,
                                         10/9/16                                             1,397,796
  276,502         4.00       BB+/Baa3    Lamar Advertising Co., Term B Loan, 10/1/16           278,000
                                                                                          ------------
                                                                                          $  3,157,972
------------------------------------------------------------------------------------------------------
                                         Broadcasting -- 2.4%
1,200,000         4.00        BB-/Ba2    Cequel Communications Holdings I LLC and
                                         Cequel Capital Corp., Term Loan, 1/31/19         $  1,188,900
  973,333         6.28        BB-/Ba3    Entercom Communications Corp., Term B Loan,
                                         11/7/18                                               984,283
  948,056         5.25         B+/Ba3    Hubbard Broadcasting, Inc., Term Loan (First
                                         Lien), 3/24/17                                        955,166
  449,310         4.00        BB+/Ba1    Sinclair Broadcast Group, Inc., New Tranche B
                                         Term Loan, 10/29/16                                   451,276
2,210,000         4.25          NR/NR    Telesat Canada, U.S. Term B Loan, 3/28/19           2,211,036
  243,950         4.25        BB-/Ba3    TWCC Holding Corp., Term Loan, 1/24/17                245,384
1,207,255         4.49          B+/B2    Univision Communications, Inc., Extended
                                         First-Lien Term Loan, 3/29/17                       1,129,161
                                                                                          ------------
                                                                                          $  7,165,206
------------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 1.4%
1,500,000         4.00        BB+/Ba1    Charter Communications Operating LLC, Term D
                                         Loan, 3/28/19                                    $  1,498,500
  725,000         4.25          NR/NR    Kabel Deutschland Vertrieb und Service GmbH,
                                         Facility F, 2/1/19                                    727,719
  978,718         4.00          B+/B1    Knology, Inc., Term B Loan, 8/18/17                   979,482

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    27

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- (continued)
  491,250         4.50        BB-/Ba3    MCC Georgia LLC, Tranche F Term Loan,
                                         10/20/17                                        $    491,864
   97,642         6.74          B-/B1    WideOpenWest LLC, Series A New Term Loan,
                                         6/18/14                                               97,886
  484,955         2.74          B-/B1    WideOpenWest LLC, Term Loan (First Lien),
                                         6/30/14                                              483,137
                                                                                         ------------
                                                                                         $  4,278,588
-----------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 1.0%
  287,724         3.49        BB-/Ba2    AMC Entertainment, Inc., Term B-2 Loan
                                         (Extending), 12/15/16                           $    287,436
  299,250         4.25        BB-/Ba2    AMC Entertainment, Inc., Term B-3 Loan,
                                         2/7/18                                               299,203
  904,711         5.25         NR/Ba1    Cinedigm Digital Funding I LLC, Term Loan,
                                         3/31/16                                              903,014
  980,000         4.50        BB-/Ba2    Live Nation Entertainment, Inc., Term B Loan,
                                         10/20/16                                             981,634
  399,219         6.50           B/B3    LodgeNet Interactive Corp., Closing Date Term
                                         Loan, 4/4/14                                         363,289
                                                                                         ------------
                                                                                         $  2,834,576
-----------------------------------------------------------------------------------------------------
                                         Publishing -- 1.3%
1,768,388         2.49           B/B2    Cengage Learning Acquisitions, Inc., Term Loan
                                         (Non Extending), 7/4/14                         $  1,622,180
2,235,859         4.50         B+/Ba3    Interactive Data Corp., Term B Loan, 1/31/18       2,245,362
        0         0.00         D/Caa3    RH Donnelley, Inc., Loan, 10/24/14                         0
                                                                                         ------------
                                                                                         $  3,867,542
                                                                                         ------------
                                         Total Media                                     $ 21,303,884
-----------------------------------------------------------------------------------------------------
                                         RETAILING -- 2.1%
                                         Apparel Retail -- 1.0%
1,980,000         4.75           B/B1    J Crew Group, Inc., Loan, 11/23/17              $  1,965,150
  997,500         5.75         BB/Ba3    Lord & Taylor LLC, Term Loan, 12/2/18              1,011,839
                                                                                         ------------
                                                                                         $  2,976,989
-----------------------------------------------------------------------------------------------------
                                         Computer & Electronics Retail -- 0.4%
1,305,138        11.00           B/B2    Targus Group International, Term Loan,
                                         5/12/16                                         $  1,301,875
-----------------------------------------------------------------------------------------------------
                                         Home Improvement Retail -- 0.4%
1,050,824         5.00         B+/Ba3    Hillman Group, Inc., Term Loan, 5/31/16         $  1,056,078
-----------------------------------------------------------------------------------------------------
                                         Automotive Retail -- 0.3%
  845,750         7.50          NR/B1    Stackpole International, Term Loan, 7/8/17      $    852,093
                                                                                         ------------
                                         Total Retailing                                 $  6,187,035
-----------------------------------------------------------------------------------------------------
                                         FOOD & STAPLES RETAILING -- 1.4%
                                         Drug Retail -- 0.6%
1,836,922         4.50          B+/B3    Rite Aid Corp., Tranche 5 Term Loan, 2/17/18    $  1,827,737
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                          Value
------------------------------------------------------------------------------------------------------
                                         Food Distributors -- 0.6%
1,914,000         5.00         BB-/B1    Windsor Quality Food Co., Ltd., Tranche B Term
                                         Loan, 1/11/17                                    $  1,847,010
------------------------------------------------------------------------------------------------------
                                         Food Retail -- 0.2%
  375,000         5.75         BB-/B1    Roundy's Supermarkets, Inc., Tranche B Term
                                         Loan, 1/24/19                                    $    378,844
                                                                                          ------------
                                         Total Food & Staples Retailing                   $  4,053,591
------------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 1.1%
                                         Distillers & Vintners -- 0.0%
   88,949         3.00        BB+/Ba1    Constellation Brands, Inc., Extending Tranche B
                                         Term Loan, 6/5/15                                $     89,134
------------------------------------------------------------------------------------------------------
                                         Agricultural Products -- 0.3%
  987,008         5.50           B/B2    American Rock Salt Co. LLC, Term Loan,
                                         4/1/17                                           $    955,341
------------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 0.8%
  498,750         4.50         BB/Ba2    B&G Foods, Inc., Tranche B Term Loan,
                                         10/28/18                                         $    502,491
  952,800         4.50           B/WR    Del Monte Foods Co., Initial Term Loan, 2/3/18        947,440
  869,950         4.25          B+/B1    Michael Foods, Inc., Term B Facility, 2/14/18         873,032
                                                                                          ------------
                                                                                          $  2,322,963
                                                                                          ------------
                                         Total Food, Beverage & Tobacco                   $  3,367,438
------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%
                                         Household Products -- 0.4%
  592,178         5.00           B/B1    Spectrum Brands Holdings, Inc., New Term
                                         Loan, 6/16/16                                    $    595,065
  533,703         4.78         B+/Ba3    SRAM Corp., Term Loan (First Lien), 5/12/18           541,375
                                                                                          ------------
                                                                                          $  1,136,440
------------------------------------------------------------------------------------------------------
                                         Personal Products -- 0.8%
1,076,786         4.25        BB-/Ba3    NBTY, Inc., Term B-1 Loan, 10/1/17               $  1,079,815
1,488,800         4.75        BB-/Ba3    Revlon, Inc., Term Loan B, 11/19/17                 1,491,824
                                                                                          ------------
                                                                                          $  2,571,639
                                                                                          ------------
                                         Total Household & Personal Products              $  3,708,079
------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 11.4%
                                         Health Care Equipment -- 0.9%
1,934,973         5.00         BB-/B1    Carestream Health, Inc., Term Loan, 2/8/17       $  1,891,477
  352,152         3.25      BBB-/Baa2    Fresenius SE & Co. KGaA, Tranche D2 Term
                                         Loan, 9/10/14                                         353,106
  264,338         7.00        BB-/Ba2    Kinetic Concepts, Inc., Dollar Term B-1 Loan,
                                         1/12/18                                               270,285
                                                                                          ------------
                                                                                          $  2,514,868
------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.2%
  519,725         4.75        BB-/Ba3    Alere, Inc., B Term Loan, 6/15/17                $    519,833

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    29

-------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- (continued)
   37,729         3.49          B+/B1    Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                         4/24/15                                           $     37,749
  154,408         3.67          B+/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                         4/24/15                                                154,491
                                                                                           ------------
                                                                                           $    712,073
-------------------------------------------------------------------------------------------------------
                                         Health Care Services -- 5.0%
  841,146         6.50          NR/NR    AccentCare, Inc., Term Loan, 12/22/16             $    767,546
1,146,179         7.25         B+/Ba3    Alliance HealthCare Services, Inc., Initial Term
                                         Loan, 6/1/16                                         1,100,332
  435,505         4.50          BB/B1    Butler Animal Health Supply LLC, Tranche B
                                         Term Loan, 12/31/15                                    436,594
  920,556         5.25          B+/B1    Emergency Medical Services Corp., Initial Term
                                         Loan, 4/5/18                                           924,818
1,696,118         6.50           B/B1    Gentiva Health Services, Inc., Term B1 Term
                                         Loan, 2/22/16                                        1,617,673
1,671,864         6.50        BB-/Ba3    inVentiv Health, Inc., Consolidated Term Loan,
                                         8/4/16                                               1,586,181
1,747,350         7.00          B+/B1    National Mentor Holdings, Inc., Tranche B Term
                                         Loan, 1/18/17                                        1,734,974
1,686,004         8.25           B/B2    National Surgical Hospitals, Inc., Initial Term
                                         Loan, 1/4/17                                         1,610,134
  565,320         7.50          NR/B1    Prime Healthcare Services, Term B Loan,
                                         4/28/15                                                562,493
1,042,125         5.75         B+/Ba3    Rural Metro Corp., Term Loan (First Lien),
                                         3/28/18                                              1,043,428
1,574,931         8.75        BB-/Ba1    Sun Healthcare Group, Inc., Term Loan,
                                         10/18/16                                             1,551,307
  983,750         6.50           B/B1    Surgery Center Holdings, Inc., Term Loan,
                                         9/20/16                                                939,481
1,234,375         7.25          B+/B1    Virtual Radiologic Corp., Term Loan A, 11/3/16       1,147,969
                                                                                           ------------
                                                                                           $ 15,022,930
-------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 2.6%
  828,698         6.50           B/B1    Ardent Medical Services, Inc., Term Loan,
                                         9/15/15                                           $    831,805
1,003,404         3.99         BB/Ba3    Community Health Systems, Inc., Extended
                                         Term Loan, 7/25/14                                     993,281
   83,654         3.49         BB/Ba3    HCA Holdings, Inc., Tranche B-3 Term Loan,
                                         5/1/18                                                  82,399
1,450,619         3.72         BB/Ba3    HCA, Inc., Tranche B-2 Term Loan, 3/17/17            1,431,080
1,089,000         5.00          B/Ba3    IASIS Healthcare LLC, Term B Loan, 4/18/18           1,093,425
1,262,944         5.25         B+/Ba3    Kindred Healthcare, Inc., Term Loan, 2/7/18          1,215,583
  916,819         5.50        BB-/Ba3    Select Medical Holdings Corp., Tranche B Term
                                         Loan, 4/25/18                                          894,662

The accompanying notes are an integral part of these financial statements.

30    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                            Value
--------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- (continued)
  330,671         0.00           B/NR    United Surgical Partners International, Inc., New
                                         Tranche B Term Loan, 4/3/19                        $    331,704
  778,617         3.75        BB+/Ba2    Universal Health Services, Inc., Tranche B Term
                                         Loan 2011, 11/30/16                                     780,563
                                                                                            ------------
                                                                                            $  7,654,502
--------------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.5%
  782,500         8.50          B+/B1    Aveta, Inc., MMM Term Loan, 3/20/17                $    781,522
  782,500         8.50          B+/B1    Aveta, Inc., NAMM Term Loan, 4/4/17                     784,456
                                                                                            ------------
                                                                                            $  1,565,978
--------------------------------------------------------------------------------------------------------
                                         Health Care Technology -- 2.2%
1,452,005         5.75         B+/Ba3    Convatec, Inc., Dollar Term Loan, 12/1/16          $  1,454,727
1,270,000         5.00        BB-/Ba3    Emdeon, Inc., Term B-1 Loan, 11/2/18                  1,282,382
  987,260         4.50         BB/Ba3    IMS Health, Inc., Tranche B Dollar Term Loan
                                         (2011), 8/31/17                                         992,615
1,817,520         5.25        BB-/Ba3    MedAssets, Inc., Term Loan, 11/15/16                  1,834,181
  114,796         6.25           B/NR    Physician Oncology Services LP, Delayed Draw
                                         Term Loan, 1/31/17                                      110,778
  944,911         6.25           B/B2    Physician Oncology Services LP, Effective Date
                                         Term Loan, 2/10/17                                      911,839
                                                                                            ------------
                                                                                            $  6,586,522
                                                                                            ------------
                                         Total Health Care Equipment & Services             $ 34,056,873
--------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS, BIOTECHNOLOGY &
                                         LIFE SCIENCES -- 3.6%
                                         Biotechnology -- 2.4%
1,886,867         5.50          BB/B2    Axcan Intermediate Holdings, Inc., Term B-1
                                         Loan, 1/25/17                                      $  1,870,948
  689,203         3.25      BBB-/Baa2    Fresenius Kabi Pharmaceuticals Holding, Inc.,
                                         Tranche D1 Dollar Term Loan, 9/10/14                    690,788
  374,952         6.50          B+/B1    Generic Drug Holdings, Inc., Closing Date Term
                                         Loan, 4/7/16                                            374,014
   51,555         6.50          B+/B1    Generic Drug Holdings, Inc., Delayed Draw Term
                                         Loan, 4/8/16                                             51,426
2,504,247         4.50        BB-/Ba3    Grifols, Inc., New U.S. Tranche B Term Loan,
                                         6/4/17                                                2,513,243
  974,291         6.75         BB-/B1    HGI Holdings, Inc., Initial Term Loan, 7/27/16          977,539
  226,286         4.25       BBB-/Ba3    Warner Chilcott Corp., Term B-1 Loan, 3/3/18            227,205
  113,143         4.25       BBB-/Ba3    Warner Chilcott Corp., Term B-2 Loan, 3/17/18           113,603
  155,571         4.25       BBB-/Ba3    WC Luxco Sarl, Term B-3 Loan, 3/3/18                    156,204
                                                                                            ------------
                                                                                            $  6,974,970
--------------------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 0.8%
1,573,899         2.49          B+/B1    Key Safety Systems, Inc., Term Loan (First Lien),
                                         3/8/14                                             $  1,517,501
  843,625         6.50          B+/B2    Medpace, Inc., Term B Loan, 5/20/17                     822,534
                                                                                            ------------
                                                                                            $  2,340,035
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    31

-------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------
                                         Life Sciences Tools & Services -- 0.4%
1,271,804         4.24        BB-/Ba3    Catalent Pharma Solutions, Inc., Extended
                                         Dollar Term-1 Loan, 9/15/16                       $  1,274,189
                                                                                           ------------
                                         Total Pharmaceuticals, Biotechnology &
                                         Life Sciences                                     $ 10,589,194
-------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 3.5%
                                         Other Diversified Financial Services -- 2.6%
  437,825         5.00          B+/B1    BNY ConvergEx Group LLC, Term Loan First Lien
                                         (EZE), 12/16/16                                   $    437,552
  994,244         5.00          B+/B1    BNY ConvergEx Group LLC, Term Loan First Lien
                                         (TOP), 12/16/16                                        993,623
  221,684         8.75          B-/B2    BNY ConvergEx Group LLC, Term Loan Second
                                         Lien (EZE), 11/29/17                                   220,160
  528,316         8.75          B-/B2    BNY ConvergEx Group LLC, Term Loan Second
                                         Lien (TOP), 12/16/17                                   524,684
1,237,500         5.00        NR/Baa1    Kasima LLC, Incremental Term Loan, 3/25/17           1,242,141
1,089,000         5.00           B/B1    Nexeo Solutions LLC, Initial Loans, 2/26/17          1,069,942
1,172,063         7.50          B+/B2    Preferred Sands Holding Co. LLC, Term B Loan,
                                         12/15/16                                             1,160,342
1,295,007         7.25          NR/WR    Vertrue, Inc., Term Loan (First Lien), 8/18/14         401,452
1,770,000         5.25         NR/Ba2    WorldPay, Facility B2A Term Loan, 8/6/17             1,769,170
                                                                                           ------------
                                                                                           $  7,819,066
-------------------------------------------------------------------------------------------------------
                                         Multi-Sector Holdings -- 0.3%
  892,467         4.75        BB/Caa2    Fox Acquisition Sub LLC, Replacement Term
                                         Loan, 7/7/15                                      $    896,651
-------------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.4%
  748,125         7.75           B/B1    Hoffmaster Group, Inc., Term Loan (First Lien),
                                         11/28/17                                          $    744,384
  500,000         0.00         B+/Ba3    Pinnacle Foods Finance LLC, 9/16/18                    503,021
                                                                                           ------------
                                                                                           $  1,247,405
-------------------------------------------------------------------------------------------------------
                                         Consumer Finance -- 0.2%
  500,000         5.50        CCC+/B2    Springleaf Finance Corp., Initial Loan, 5/28/17   $    474,625
-------------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.0%
  100,000         4.00         NR/Ba2    LPL Holdings, Inc., Initial Tranche B Term Loan,
                                         3/6/19                                            $    100,297
                                                                                           ------------
                                         Total Diversified Financials                      $ 10,538,044
-------------------------------------------------------------------------------------------------------
                                         INSURANCE -- 1.6%
                                         Insurance Brokers -- 0.8%
  228,074         3.47          B-/B2    Alliant Holdings I, Inc., Term Loan, 8/21/14      $    228,612
  953,885         6.75          B-/B2    Alliant Holdings I, Inc., Tranche D Incremental
                                         Loan, 8/21/14                                          965,877
   97,500         6.75          B+/B1    HUB International Holdings, Inc., 2014
                                         Additional Term Loan, 6/13/14                           98,393

The accompanying notes are an integral part of these financial statements.

32    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                         Insurance Brokers -- (continued)
   87,466         2.97          B+/B1    HUB International Holdings, Inc., 2014 Delayed
                                         Draw Term Loan, 6/13/14                         $     87,319
  389,093         2.97          B+/B1    HUB International Holdings, Inc., 2014 Initial
                                         Term Loan, 6/13/14                                   387,753
  671,136         2.74           B/B1    USI Holdings Corp., Tranche B Term Loan,
                                         5/5/14                                               660,510
                                                                                         ------------
                                                                                         $  2,428,464
-----------------------------------------------------------------------------------------------------
                                         Life & Health Insurance -- 0.6%
1,739,269         6.25          NR/NR    CNO Financial Group, Inc., B-1 Loan, 9/30/16    $  1,753,401
-----------------------------------------------------------------------------------------------------
                                         Multi-line Insurance -- 0.2%
  484,981         4.49           B/B1    AmWINS Group, Inc., Initial Term Loan, 6/8/13   $    484,678
                                                                                         ------------
                                         Total Insurance                                 $  4,666,543
-----------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 1.0%
                                         Real Estate Development -- 0.3%
1,088,636         8.25          B-/B1    Ozburn-Hessey Logistics LLC, Term Loan (First
                                         Lien), 4/7/16                                   $    960,722
-----------------------------------------------------------------------------------------------------
                                         Real Estate Services -- 0.7%
  992,500         3.49         BB/Ba1    CBRE Group, Inc., Incremental Tranche C Term
                                         Loan, 2/17/18                                   $    990,225
  992,500         3.74         BB/Ba1    CBRE Group, Inc., Incremental Tranche D Term
                                         Loan, 8/17/19                                        990,225
                                                                                         ------------
                                                                                         $  1,980,450
                                                                                         ------------
                                         Total Real Estate                               $  2,941,172
-----------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 5.7%
                                         Data Processing & Outsourced Services -- 1.5%
  954,714         5.50         BB-/B1    CCC Information Services Group, Inc., Term
                                         Loan, 11/29/15                                  $    962,662
   85,714         4.25        BBB/Ba1    Fidelity National Information Services, Inc.,
                                         Term B Loan, 7/18/16                                  86,250
   67,341         5.24          B+/NR    First Data Corp., 2017 Dollar Term Loan,
                                         3/24/17                                               64,421
  887,680         4.24          B+/B1    First Data Corp., 2018 Dollar Term Loan,
                                         3/24/18                                              810,672
  676,190         7.00          BB/B1    Global Cash Access Holdings, Inc., Term Loan,
                                         2/1/16                                               680,417
1,019,875         5.00        BB+/Ba2    NeuStar, Inc., Term Advance Loan, 10/11/18         1,031,349
  285,714         3.75          NR/NR    Vantiv LLC, Tranche B Term Loan, 2/22/19             285,714
  599,000         4.25         BB/Ba3    VeriFone Systems, Inc., Term B Loan,
                                         11/14/18                                             601,149
                                                                                         ------------
                                                                                         $  4,522,634
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    33

--------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                            Value
--------------------------------------------------------------------------------------------------------
                                         Application Software -- 3.5%
1,896,277         6.50        BB-/Ba2    Allen Systems Group, Inc., Term B Loan,
                                         11/22/15                                           $  1,867,832
2,060,000         9.00          B/Ba3    Expert Global Solutions, Inc., Term B Advance
                                         (First Lien), 3/13/18                                 2,041,975
1,000,000         6.25         B+/Ba3    Lawson Software, Inc., Tranche B Term Loan,
                                         3/16/18                                               1,014,375
1,079,100         4.00        BB-/Ba2    NDS Group, Ltd., Tranche B Loan, 2/14/18              1,080,449
  372,642         4.47          B+/B1    Serena Software, Inc., 2016 Term Loan
                                         (Extended), 3/10/16                                     370,778
1,736,875         4.50          B+/B1    Verint Systems, Inc., Term Loan 2011,
                                         10/6/17                                               1,737,961
1,703,693         5.25          B+/B1    Vertafore, Inc., Term Loan (First Lien), 7/31/16      1,711,680
  475,000         5.50          B/Ba3    Wall Street Systems, Term Loan (First Lien),
                                         5/4/17                                                  472,625
                                                                                            ------------
                                                                                            $ 10,297,675
--------------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.7%
1,310,000         4.00         NR/Ba2    Rovi Corp., Tranche B2 Term Loan, 3/30/19          $  1,312,424
  699,600         3.75       BBB-/Ba2    The Reynolds & Reynolds Co., Tranche B Term
                                         Loan, 3/9/18                                            700,474
                                                                                            ------------
                                                                                            $  2,012,898
                                                                                            ------------
                                         Total Software & Services                          $ 16,833,207
--------------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 2.3%
                                         Communications Equipment -- 0.8%
1,975,013         4.25          NR/NR    CommScope, Inc., Tranche 1 Term Loan,
                                         1/14/18                                            $  1,981,161
  262,350         4.50          NR/NR    TowerCo Finance LLC, New Term Loan, 2/2/17              263,662
                                                                                            ------------
                                                                                            $  2,244,823
--------------------------------------------------------------------------------------------------------
                                         Electronic Equipment Manufacturers -- 0.7%
1,980,000         4.75         B+/Ba3    Sensus USA, Inc., Term Loan (First Lien),
                                         4/13/17                                            $  1,984,124
--------------------------------------------------------------------------------------------------------
                                         Electronic Components -- 0.6%
  493,750         5.00         B+/Ba2    CPI International, Inc., Term B Loan, 11/24/17     $    493,750
1,429,089         5.00           B/B2    Scitor Corp., Term Loan, 1/21/17                      1,398,721
                                                                                            ------------
                                                                                            $  1,892,471
--------------------------------------------------------------------------------------------------------
                                         Technology Distributors -- 0.2%
  664,875         4.75         BB-/B1    Excelitas Technologies Corp., New Term B Loan,
                                         11/29/16                                           $    658,226
                                                                                            ------------
                                         Total Technology Hardware & Equipment              $  6,779,644
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                        Value
----------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS & SEMICONDUCTOR
                                         EQUIPMENT -- 2.2%
                                         Semiconductor Equipment -- 1.6%
1,176,948         4.25         BB-/B1    Aeroflex, Inc., Tranche B Term Loan, 4/25/18   $  1,174,742
2,356,459         4.49           B/B1    Freescale Semiconductor, Inc., Tranche B-1
                                         Term Loan, 12/1/16                                2,315,914
1,389,500         4.00        BB+/Ba3    Sensata Technologies BV, Term Loan, 4/29/18       1,392,597
                                                                                        ------------
                                                                                        $  4,883,253
----------------------------------------------------------------------------------------------------
                                         Semiconductors -- 0.6%
1,583,096         4.00         BB/Ba2    Microsemi Corp., Term Loan, 2/2/18             $  1,588,044
  175,000         4.25         NR/Ba2    Semtech Corp., B Term Loan, 2/21/17                 175,438
                                                                                        ------------
                                                                                        $  1,763,482
                                                                                        ------------
                                         Total Semiconductors &
                                         Semiconductor Equipment                        $  6,646,735
----------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 2.5%
                                         Integrated Telecommunication Services -- 0.7%
1,260,152         4.60        BB-/Ba3    West Corp., Term B-4 Loan, 7/15/16             $  1,267,241
  353,953         4.49        BB-/Ba3    West Corp., Term B-5 Loan, 7/15/16                  356,110
  290,273         3.16       BB+/Baa3    Windstream Corp., Tranche B-2 Term Loan,
                                         12/17/15                                            290,926
                                                                                        ------------
                                                                                        $  1,914,277
----------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 1.8%
1,860,938         4.50          NR/NR    Cellular South, Inc., Term Loan, 6/16/17       $  1,860,938
  990,000         5.25         BB-/B1    Intelsat Jackson Holdings SA, Tranche B Term
                                         Loan, 4/3/18                                        996,600
1,252,615         4.07         BB/Ba1    MetroPCS, Inc., Tranche B-2 Term Loan,
                                         11/3/16                                           1,249,483
  296,997         4.00         BB/Ba1    MetroPCS, Inc., Tranche B-3 Term Loan,
                                         3/17/18                                             294,770
1,025,000         0.00         BB-/B1    Syniverse Holdings, Inc., 4/10/19                 1,028,844
                                                                                        ------------
                                                                                        $  5,430,635
                                                                                        ------------
                                         Total Telecommunication Services               $  7,344,912
----------------------------------------------------------------------------------------------------
                                         UTILITIES -- 2.2%
                                         Electric Utilities -- 1.1%
1,421,392         5.75        BB-/Ba3    EquiPower Resources Corp., Term B Facility,
                                         1/4/18                                         $  1,339,662
  660,055         7.75         BB/Ba2    Race Point Power, Loan, 1/11/18                     659,230
2,528,934         4.74         CCC/B2    Texas Competitive Electric Holdings Co LLC,
                                         2017 Term Loan (Extending), 10/10/17              1,391,968
                                                                                        ------------
                                                                                        $  3,390,860
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    35

------------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                               Value
------------------------------------------------------------------------------------------------------------
                                         Independent Power Producers & Energy Traders -- 1.1%
 1,435,500        4.50         BB-/B1    Calpine Corp., Term Loan, 3/1/18                       $  1,438,965
 1,668,150        4.25        BB+/Ba1    The AES Corp., Initial Term Loan, 5/17/18                 1,675,622
                                                                                                ------------
                                                                                                $  3,114,587
                                                                                                ------------
                                         Total Utilities                                        $  6,505,447
------------------------------------------------------------------------------------------------------------
                                         TOTAL SENIOR FLOATING
                                         RATE LOAN INTERESTS
                                         (Cost $278,957,891)                                    $277,578,744
------------------------------------------------------------------------------------------------------------
                                         TEMPORARY CASH INVESTMENTS -- 1.0%
                                         Repurchase Agreement -- 1.0%
 2,870,000                     NR/Aaa    JPMorgan, Inc., 0.20%, dated 4/30/12,
                                         repurchase price of $2,869,996 plus accrued
                                         interest on 5/1/12 collateralized by
                                         $2,927,398 Federal National Mortgage
                                         Association (ARM), 2.191 - 5.904%,
                                         11/1/35 - 8/1/45                                       $  2,870,000
------------------------------------------------------------------------------------------------------------
                                         TOTAL TEMPORARY CASH INVESTMENTS
                                         (Cost $2,870,000)                                      $  2,870,000
------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT IN SECURITIES -- 100.2%
                                         (Cost $299,180,964) (a)                                $298,145,289
------------------------------------------------------------------------------------------------------------
                                         OTHER ASSETS & LIABILITIES -- (0.2)%                   $   (550,549)
------------------------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%                             $297,594,740
============================================================================================================

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

(Perpetual) Security with no stated maturity date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2012, the value of these securities amounted to $7,203,453 or 2.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

36    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

(a) At April 30, 2012, the net unrealized loss on investments based on cost for federal income tax purposes of $299,265,516 was as follows:

              Aggregate gross unrealized gain for all investments in which there is an
                excess of value over tax cost                                             $ 2,720,379
              Aggregate gross unrealized loss for all investments in which there is an
                excess of tax cost over value                                              (3,840,606)
                                                                                          -----------
              Net unrealized loss                                                         $(1,120,227)
                                                                                          ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2012 aggregated $67,060,018 and $66,827,954, respectively.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro
NOK         Norwegian Krone

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                                          Level 1     Level 2         Level 3   Total
---------------------------------------------------------------------------------------------
 Convertible Corporate Bonds              $     --    $    978,750    $ --      $    978,750
 Convertible Preferred Stocks              120,000              --      --           120,000
 Common Stock                                  166         138,129      --           138,295
 Asset Backed Securities                        --       2,485,218      --         2,485,218
 Collateralized Mortgage Obligations            --       2,146,453      --         2,146,453
 Corporate Bonds                                --      11,827,829      --        11,827,829
 Senior Floating Rate Loan Interests            --     277,578,748      --       277,578,748
 Repurchase agreements                          --       2,869,996      --         2,869,996
---------------------------------------------------------------------------------------------
 Total                                    $120,166    $298,025,123    $ --      $298,145,289
=============================================================================================
 Other Financial Instruments*             $     --    $    (31,344)   $ --      $    (31,344)
=============================================================================================

* Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    37

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

---------------------------------------------------------------
                                                       Common
                                                       Stocks
---------------------------------------------------------------
 Balance as of 10/31/11                                $108,223
 Realized gain (loss)(1)                                 53,795
 Change in unrealized appreciation (depreciation)(2)    (63,999)
 Net purchases (sales)                                  (98,019)
 Transfers in and out of Level 3                             --
---------------------------------------------------------------
 Balance as of 4/30/12                                 $     --
===============================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Change in unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

38    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Statement of Assets and Liabilities | 4/30/12 (unaudited)

ASSETS:
  Investment in securities (cost $299,180,964)                            $298,145,289
  Cash                                                                       1,283,712
  Foreign currencies, at value (cost $25,331)                                   25,602
  Receivables --
   Investment securities sold                                                3,975,029
   Fund shares sold                                                          1,759,282
   Dividends and interest                                                    1,507,782
   Due from Pioneer Investment Management, Inc.                                 26,077
  Other                                                                         70,474
--------------------------------------------------------------------------------------
     Total assets                                                         $306,793,247
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  7,446,603
   Fund shares repurchased                                                   1,350,956
   Dividends                                                                   178,037
   Forward foreign currency portfolio hedge contracts, open-net                 31,344
  Due to affiliates                                                             92,662
  Unrealized depreciation on unfunded corporate loans                           13,366
  Accrued expenses                                                              85,539
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  9,198,507
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $300,330,753
  Undistributed net investment income                                          327,358
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (1,983,138)
  Net unrealized loss on investments                                        (1,049,041)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (31,192)
--------------------------------------------------------------------------------------
     Total net assets                                                     $297,594,740
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $166,246,251/24,143,157 shares)                       $       6.89
  Class C (based on $64,748,101/9,397,420 shares)                         $       6.89
  Class Y (based on $65,898,148/9,550,968 shares)                         $       6.90
  Class Z (based on $702,240/101,643 shares)                              $       6.91
MAXIMUM OFFERING PRICE:
  Class A ($6.89 [divided by] 95.5%)                                      $       7.21
======================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    39

Statement of Operations (unaudited)

For the Six Months Ended 4/30/12

INVESTMENT INCOME:
  Dividends                                                                $    2,376
  Interest                                                                  8,653,692
-------------------------------------------------------------------------------------------------------
     Total investment income                                                                $ 8,656,068
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $  886,141
  Transfer agent fees
   Class A                                                                     30,902
   Class C                                                                     12,119
   Class Y                                                                      5,818
   Class Z                                                                         52
  Distribution fees
   Class A                                                                    213,680
   Class C                                                                    319,125
  Shareholder communications expense                                           99,658
  Administrative reimbursement                                                 42,419
  Custodian fees                                                               13,440
  Registration fees                                                            47,389
  Professional fees                                                            38,590
  Printing expense                                                             17,961
  Fees and expenses of nonaffiliated Trustees                                   4,289
  Miscellaneous                                                                 5,349
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $ 1,736,932
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                              (47,479)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $ 1,689,453
-------------------------------------------------------------------------------------------------------
       Net investment income                                                                $ 6,966,615
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                             $ (184,105)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         92,704       $   (91,401)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                             $4,831,830
   Unfunded corporate loans                                                   (13,366)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         (7,475)      $ 4,810,989
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                 $ 4,784,505
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $11,686,203
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   4/30/12           Year Ended
                                                                   (unaudited)       10/31/11
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  6,966,615      $ 12,548,053
Net realized loss on investments and foreign currency
  transactions                                                         (184,105)         (582,274)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                               4,810,989        (7,776,011)
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $ 11,686,203      $  4,189,768
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.16 and $0.30 per share, respectively)               $ (4,025,604)     $ (7,538,271)
   Class C ($0.13 and $0.25 per share, respectively)                 (1,257,255)       (2,120,981)
   Class Y ($0.17 and $0.32 per share, respectively)                 (1,498,681)       (2,673,529)
   Class Z ($0.17 and $0.05 per share, respectively)                     (5,185)              (79)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (6,786,725)     $(12,332,860)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 81,014,616      $347,829,437
Reinvestment of distributions                                         5,699,891        10,059,808
Cost of shares repurchased                                          (96,564,004)     (181,682,961)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                            $ (9,849,497)     $176,206,284
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $ (4,950,019)     $168,063,192
NET ASSETS:
Beginning of period                                                 302,544,759       134,481,567
-------------------------------------------------------------------------------------------------
End of period                                                      $297,594,740      $302,544,759
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    327,358      $    147,468
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    41

------------------------------------------------------------------------------------------------------
                                     '12 Shares     '12 Amount            '11 Shares      '11 Amount
                                     (unaudited)    (unaudited)
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           6,763,599     $ 46,031,980           27,533,982     $190,031,675
Reinvestment of distributions           532,963        3,630,142              949,984        6,514,391
Less shares repurchased              (9,244,131)     (62,923,424)         (15,946,532)    (108,422,821)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)           (1,947,569)    $(13,261,302)          12,537,434     $ 88,123,245
======================================================================================================
Class C
Shares sold                           1,294,779     $  8,844,274            9,140,903     $ 63,270,142
Reinvestment of distributions           156,443        1,066,596              259,218        1,779,066
Less shares repurchased              (1,680,628)     (11,454,671)          (3,220,120)     (21,822,362)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (229,406)    $ (1,543,801)           6,180,001     $ 43,226,846
======================================================================================================
Class Y
Shares sold                           3,728,686     $ 25,445,514           13,651,680     $ 94,517,620
Reinvestment of distributions           146,206          998,171              256,726        1,766,351
Less shares repurchased              (3,257,454)     (22,175,563)          (7,536,617)     (51,437,778)
------------------------------------------------------------------------------------------------------
   Net increase                         617,438     $  4,268,122            6,371,789     $ 44,846,193
======================================================================================================
Class Z*
Shares sold                             100,953     $    692,848                1,468     $     10,000
Reinvestment of distributions               724            4,982                   --               --
Less shares repurchased                  (1,502)         (10,346)                  --               --
------------------------------------------------------------------------------------------------------
   Net increase                         100,175     $    692,848                1,468     $     10,000
======================================================================================================

*  Class Z shares were first publicly offered on August 8, 2011.

The accompanying notes are an integral part of these financial statements.

42    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended
                                                                            4/30/12        Year Ended     Year Ended
                                                                            (unaudited)    10/31/11       10/31/10
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $   6.77       $   6.87       $  6.58
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.16       $   0.31       $  0.31
 Net realized and unrealized gain (loss) on investments                         0.12          (0.11)         0.30
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations          $   0.28       $   0.20       $  0.61
Distributions to shareowners:
 Net investment income                                                         (0.16)         (0.30)        (0.32)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   6.89       $   6.77       $  6.87
====================================================================================================================
Total return*                                                                   4.18%          2.98%         9.44%
Ratio of net expenses to average net assets+                                    1.06%**        1.10%         1.10%
Ratio of net investment income to average net assets+                           4.80%**        4.47%         4.48%
Portfolio turnover rate                                                           46%**          57%           37%
Net assets, end of period (in thousands)                                    $166,246       $176,701       $93,183
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.06%**        1.12%         1.29%
 Net investment income                                                          4.80%**        4.45%         4.30%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.06%**        1.10%         1.10%
 Net investment income                                                          4.80%**        4.47%         4.48%
====================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended   Year Ended   2/14/07 (a)
                                                                            10/31/09     10/31/08     to 10/31/07
-----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $  5.64      $  7.29      $  7.50
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.32      $  0.40      $  0.32
 Net realized and unrealized gain (loss) on investments                        0.95        (1.62)       (0.23)
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations          $  1.27      $ (1.22)     $  0.09
Distributions to shareowners:
 Net investment income                                                        (0.33)       (0.43)       (0.30)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  6.58      $  5.64      $  7.29
=================================================================================================================
Total return*                                                                 23.50%      (17.57)%       1.21%(b)
Ratio of net expenses to average net assets+                                   1.10%        1.10%        1.10%**
Ratio of net investment income to average net assets+                          5.26%        5.85%        6.31%**
Portfolio turnover rate                                                          23%          30%          49%(b)
Net assets, end of period (in thousands)                                    $27,333      $ 9,130      $11,216
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.58%        1.40%        1.47%**
 Net investment income                                                         4.78%        5.55%        5.94%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.10%        1.10%        1.10%**
 Net investment income                                                         5.26%        5.85%        6.31%**
=================================================================================================================

(a) Class A shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12  43

----------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          4/30/12        Year Ended   Year Ended
                                                                          (unaudited)    10/31/11     10/31/10
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                      $  6.78        $  6.87      $  6.58
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.14        $  0.26      $  0.25
 Net realized and unrealized gain (loss) on investments                      0.10          (0.10)        0.30
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations        $  0.24        $  0.16      $  0.55
Distributions to shareowners:
 Net investment income                                                      (0.13)         (0.25)       (0.26)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  6.89        $  6.78      $  6.87
================================================================================================================
Total return*                                                                3.63%          2.33%        8.47%
Ratio of net expenses to average net assets+                                 1.83%**        1.89%        2.00%
Ratio of net investment income to average net assets+                        4.04%**        3.68%        3.59%
Portfolio turnover rate                                                        46%**          57%          37%
Net assets, end of period (in thousands)                                  $64,748        $65,238      $23,703
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                1.83%**        1.89%        2.04%
 Net investment income                                                       4.04%**        3.68%        3.55%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                1.83%**        1.89%        2.00%
 Net investment income                                                       4.04%**        3.68%        3.59%
================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended   Year Ended   2/14/07 (a)
                                                                            10/31/09     10/31/08     to 10/31/07
-----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $  5.63      $  7.29      $  7.50
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.27      $  0.34      $  0.28
 Net realized and unrealized gain (loss) on investments                        0.96        (1.63)       (0.23)
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations          $  1.23      $ (1.29)     $  0.05
Distributions to shareowners:
 Net investment income                                                        (0.28)       (0.37)       (0.26)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  6.58      $  5.63      $  7.29
=================================================================================================================
Total return*                                                                 22.63%      (18.46)%       0.70%(b)
Ratio of net expenses to average net assets+                                   2.00%        2.00%        2.00%**
Ratio of net investment income to average net assets+                          4.60%        4.96%        5.38%**
Portfolio turnover rate                                                          23%          30%          49%(b)
Net assets, end of period (in thousands)                                    $13,219      $ 9,040      $10,959
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  2.29%        2.30%        2.32%**
 Net investment income                                                         4.31%        4.66%        5.06%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  2.00%        2.00%        2.00%**
 Net investment income                                                         4.60%        4.96%        5.38%**
=================================================================================================================

(a) Class C shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          4/30/12        Year Ended   Year Ended
                                                                          (unaudited)    10/31/11     10/31/10
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $  6.78        $  6.89      $  6.59
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.17        $  0.33      $  0.32
 Net realized and unrealized gain (loss) on investments                      0.12          (0.12)        0.31
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations        $  0.29        $  0.21      $  0.63
Distributions to shareowners:
 Net investment income                                                      (0.17)         (0.32)       (0.33)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  6.90        $  6.78      $  6.89
================================================================================================================
Total return*                                                                4.32%          3.11%        9.71%
Ratio of net expenses to average net assets+                                 0.67%**        0.88%        0.92%
Ratio of net investment income to average net assets+                        5.20%**        4.70%        4.67%
Portfolio turnover rate                                                        46%**          57%          37%
Net assets, end of period (in thousands)                                  $65,898        $60,596      $17,659
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                0.83%**        0.88%        0.95%
 Net investment income                                                       5.05%**        4.70%        4.67%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                0.67%**        0.88%        0.92%
 Net investment income                                                       5.20%**        4.70%        4.67%
================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended   Year Ended   2/14/07 (a)
                                                                            10/31/09     10/31/08     to 10/31/07
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                        $  5.64      $  7.29      $ 7.50
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.32      $  0.40      $ 0.33
 Net realized and unrealized gain (loss) on investments                        0.96        (1.62)      (0.24)
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations          $  1.28      $ (1.22)     $ 0.09
Distributions to shareowners:
 Net investment income                                                        (0.33)       (0.43)      (0.30)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  6.59      $  5.64      $ 7.29
=================================================================================================================
Total return*                                                                 23.70%      (17.53)%      1.24%(b)
Ratio of net expenses to average net assets+                                   1.09%        1.08%       1.11%**
Ratio of net investment income to average net assets+                          5.58%        5.82%       6.27%**
Portfolio turnover rate                                                          23%          30%         49%(b)
Net assets, end of period (in thousands)                                    $12,109      $10,491      $9,730
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.24%        1.27%       1.32%**
 Net investment income                                                         5.43%        5.63%       6.06%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.09%        1.08%       1.11%**
 Net investment income                                                         5.58%        5.82%       6.27%**
=================================================================================================================

(a) Class Y shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12  45

----------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      4/30/12          8/8/11 (a) to
                                                                      (unaudited)      10/31/11
----------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                                 $ 6.80           $ 6.81
----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                               $ 0.17           $ 0.07
  Net realized and unrealized loss on investments                       0.11            (0.03)
----------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $ 0.28           $ 0.04
 Distributions to shareowners:
  Net investment income                                                (0.17)           (0.05)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 6.91           $ 6.80
====================================================================================================
 Total return*                                                          4.13%            2.40%(b)
 Ratio of net expenses to average net assets+                           0.83%**          0.90%**
 Ratio of net investment income to average net assets+                  4.93%**          4.86%**
 Portfolio turnover rate                                                  46%**            57%(b)
 Net assets, end of period (in thousands)                             $  702           $   10
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                          0.83%**          1.22%**
  Net investment income                                                 4.93%**          4.54%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                          0.83%**          0.90%**
  Net investment income                                                 4.93%**          4.86%**
====================================================================================================

(a) Class Z shares were first publicly offered on August 8, 2011.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Notes to Financial Statements | 4/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    47

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers, brokers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At April 30, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a


48    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12
   security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $12,332,860
--------------------------------------------------------------------------------
      Total                                                          $12,332,860
================================================================================

                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12
49

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                     $   384,255
   Capital loss carryforward                                          (1,891,734)
   Dividend payable                                                     (176,962)
   Net unrealized loss                                                (5,951,050)
--------------------------------------------------------------------------------
      Total                                                          $(7,635,491)
================================================================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, the mark-to-market of forward currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $55,174 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2012.

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses


50    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12
   and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    51

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the period ended April 30, 2012, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,236 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended April 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $50,324
 Class C                                                                  22,861
 Class Y                                                                  26,465
 Class Z                                                                       9
--------------------------------------------------------------------------------
    Total                                                                $99,659
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $52,867 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2012.


52    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,559 in distribution fees payable to PFD at April 30, 2012.

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2012, CDSCs in the amount of $34,204 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2012 was $3,400,000. At April 30, 2012, the Fund had no outstanding settlement contracts. Open portfolio hedges at April 30, 2012 were as follows:


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    53

---------------------------------------------------------------------------------------------
                      Net                                                         Net
                      Contracts to   In Exchange     Settlement                   Unrealized
 Currency             deliver        For USD         Date         Value           Gain (Loss)
---------------------------------------------------------------------------------------------
 EUR
  (Euro)              (1,460,000)    $(1,902,885)    12/15/11     $(1,932,912)    $(30,027)
 NOK
  (Norwegian Krone)   (1,470,000)       (254,742)    12/15/11        (256,059)      (1,317)
---------------------------------------------------------------------------------------------
    Total                                                                         $(31,344)
=============================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2012, the Fund had no borrowings under a credit facility.

8. Unfunded Loan Commitments

As of April 30, 2012, the Fund had unfunded loan commitments of approximately $297,030 (excluding unrealized depreciation on those commitments of $13,366 as of April 30, 2012), which could be extended at the option of the borrower pursuant to the following loan agreements:

------------------------------------------------------------------------------------------
                                                                                Unrealized
 Borrower                                Shares       Cost          Value       Loss
------------------------------------------------------------------------------------------
 National Security Hospitals, Delayed
  Draw Term Loan                         297,030      $297,030      $283,664    $(13,366)
==========================================================================================

54    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2012 were as follows:

--------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as               Asset Derivatives 2012          Liabilities Derivatives 2012
 Hedging Instruments           -------------------------------------------------------------
 Under Accounting
 Standards Codification         Balance Sheet                   Balance Sheet
 (ASC) 815                      Location              Value     Location           Value
--------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables            $ --     Payables           $31,344
--------------------------------------------------------------------------------------------
    Total                                              $ --                        $31,344
============================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 was as follows:

--------------------------------------------------------------------------------------------------------
 Derivatives Not                                                                          Change in
 Accounted for as                                                         Realized        Unrealized
 Hedging Instruments                                                      Gain on         Gain or (Loss)
 Under Accounting               Location of Gain or (Loss)                Derivatives     on Derivatives
 Standards Codification         on Derivatives Recognized                 Recognized      Recognized
 (ASC) 815                      in Income                                 in Income       in Income
--------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain on forward foreign      $22,345
                                currency contracts and other assets
                                and liabilities denominated in foreign
                                currencies

 Foreign Exchange Contracts     Change in unrealized gain (loss) on                       $(34,344)
                                forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    55

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


56    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2011 and in the second quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Credit Suisse Leveraged Loan Index. The Trustees discussed the Fund's performance record and PIM's plan for improving the Fund's performance. The Trustees indicated that they were satisfied with the information presented with respect to the performance of the Fund.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    57
and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may


58    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12
be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                  Pioneer Floating Rate Fund | Semiannual Report | 4/30/12    59

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


60    Pioneer Floating Rate Fund | Semiannual Report | 4/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                       Pioneer Multi-Asset
                       Real Return Fund
--------------------------------------------------------------------------------
                       Semiannual Report | April 30, 2012
--------------------------------------------------------------------------------





                       Ticker Symbols:
                       Class A   PMARX
                       Class C   PRRCX
                       Class Y   PMYRX











                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          30

Notes to Financial Statements                                                 37

Approval of Investment Advisory Agreement                                     49

Trustees, Officers and Service Providers                                      53


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually


2    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    3

Portfolio Management Discussion | 4/30/12

In the following discussion, Michele Garau reviews the factors that affected the performance of Pioneer Multi-Asset Real Return Fund during the six-month period ended April 30, 2012. Mr. Garau, vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q Could you review the Fund's overall investment approach?

A The Fund seeks to generate real returns -- or, in other words, a return in excess of inflation -- across a full range of economic scenarios. While many real-return portfolios focus exclusively on hard assets (such as gold, commodities, oil, and real estate) and/or Treasury Inflation Protected Securities ("TIPS"), we believe that a diversified*, flexible approach that allocates between those real assets and traditional financial assets, such as stocks and bonds, may yield better long-term results. We believe the Fund's "go anywhere" investment philosophy provides us with a greater degree of latitude in our quest to achieve positive real returns over time, no matter what the level of inflation.

Q How did the Fund perform during the six months ended April 30, 2012?

A During the six months ended April 30, 2012, Pioneer Multi-Asset Real Return
  Fund Class A shares returned 5.74% at net asset value, while the Fund's benchmark, the Barclays Capital U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 2.93%. During the same six-month period, the average return of the 212 mutual funds in Lipper's Flexible Portfolio Funds category was 4.82%.

Q How were the Fund's assets allocated as of the end of the period on April 30, 2012?

A As of April 30, 2012, approximately 64% of the Fund's portfolio was invested in equities, 21% of assets were in fixed-income investments, 7% were allocated to commodities and real estate, and the remainder of the Fund's assets were held in cash.

Q With 64% of assets held in equities as of the end of the period, how did the Fund's equity positioning affect performance, and how was the Fund positioned within the asset class during the six months ended April 30, 2012?

A The Fund's allocation to equities played an important role in its outperformance of the Barclays Index during the past six months, as stocks

  * Diversification does not assure a profit or protect against loss in a declining market.


4    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
  rallied behind robust corporate earnings and positive investor sentiment. While we are not overwhelmingly bullish on the global economic outlook, we believe stocks have been more than compensating investors for the risks. Stocks typically trade at a "risk premium" relative to bonds -- a gap that can be measured by comparing stocks' earnings yield (or earnings divided by stock prices) to the yield on the 10-year U.S. Treasury note. As of April 30, 2012, the gap stood at its highest level in more than 50 years, indicating that stock prices are historically cheap relative to government bonds. Similarly, the difference between stocks' free-cash-flow yield (free cash flow divided by stock prices) and the yields on investment-grade corporate bonds also was at its largest level in 50 years. In our view, the gaps indicate a growing potential for stocks to outperform bonds in the years ahead. Accordingly, we made a modest increase to the Fund's equity allocation during the six months ended April 30, 2012.

  Our approach within the Fund's equity allocation is to have diversified portfolio exposure to higher-quality, dividend-paying stocks** in the developed markets and the faster-growing markets in Asia. That line of thinking forms the basis for the Fund's holdings in stocks such as Merck, Philip Morris International, Nestle, and Coca-Cola, as well as exposure to markets such as Hong Kong, Singapore, Indonesia, the Philippines, and Japan. The Fund's equity allocation is divided among developed-market international equities (24% of total Fund assets), domestic equities (19%), and the emerging markets (21%).

  Although we have a positive view on equities in general, the continued presence of important risk factors -- most notably, the debt crisis in Europe -- has prompted us to "hedge" a portion of the Fund's equity exposure through positions that have the potential to rise in value when the market declines. We believe the hedging helps to manage the risk of severe market downturns and provides a smoother ride in terms of the Fund's day-to-day volatility.

Q Could you discuss the Fund's positioning in the global bond markets during the six months ended April 30, 2012?

A While we are guarded on the outlook for bonds as an asset class, we believe that there are opportunities to invest in securities that offer the combination of attractive yields and favorable underlying credit fundamentals. We have been finding such opportunities to be most prevalent in corporate bonds in both the developed and emerging markets, as well as in selected sovereign-debt issues. The Fund continues to hold no positions in the government debt of the major developed markets. In the United States and the United Kingdom, for instance, budget deficits and debt-to-gross domestic product

     ** Dividends are not guaranteed.

         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    5
  ratios are extraordinarily high, and rising, and yet nominal bond yields have remained extremely depressed. We believe that combination makes government bonds in most western developed markets to be the least attractive asset class.

Q How was the Fund positioned in commodities as of April 30, 2012?

A The Fund's commodity position has been focused on industrial metals, such as platinum and palladium, that could benefit from China's strong long-term growth trajectory. We achieved the Fund's industrial metals exposure through exchange-traded funds (ETFs).

  The Fund continued to hold no direct exposure to oil as of period end. While the commodity was propped up by political instability in the Middle East early in the six-month period, we believed it would eventually be pressured by sluggish global growth once the fears moved into the background. However, the Fund does hold positions in the stocks and bonds of large, integrated oil companies, which ensures that the portfolio maintains at least some peripheral exposure to oil prices.

  The portfolio also held no position in gold at the close of the period on April 30, 2012. We sold the Fund out of gold during the summer of 2011, and we bought back in, briefly, in early 2012 before once again closing out the Fund's position. While we continue to think that gold will be supported by the extremely accommodative policies of the world's central banks, we also believe that investor sentiment toward gold remains too favorable. That said, we remain on the lookout for a sell-off in gold that would provide an opportunity to establish a Fund position in the commodity at a lower price.

Q Do you have any closing thoughts for investors?

A We are cautious on the outlook for the global economy. We believe that U.S.
  growth is likely to come in at a tepid rate of about 1.5% to 2%, while Europe is already experiencing a recession. In addition, the potential risks remain high as long as the peripheral European nations continue to carry unsustainably high levels of government debt. Fortunately, we have the ability to invest the Fund anywhere in the world, and across the full range of asset classes, in an attempt to find attractive investment opportunities. We believe this approach could help us to achieve the Fund's mandate of providing appropriate investors with a positive real (or inflation-adjusted) return -- an important consideration during a time in which the majority of conservative, fixed-income instruments have been offering yields at levels below the rate of inflation.

Please refer to the Schedule of Investments on pages 16-29 for a full listing of Fund securities.


6    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Real Return ("MARR") Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    7
volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Portfolio Summary | 4/30/12

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 39.3%
Industrials                                                                10.8%
Consumer Discretionary                                                      9.6%
Consumer Staples                                                            9.5%
Materials                                                                   8.8%
Energy                                                                      7.2%
Health Care                                                                 5.3%
Information Technology                                                      3.1%
Government                                                                  2.8%
Utilities                                                                   1.8%
Telecommunication Services                                                  1.8%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks                                                47.4%
U.S. Common Stocks                                                         16.9%
International Corporate Bonds                                              12.9%
Exchange Traded Funds                                                       7.4%
Temporary Cash Investment                                                   6.7%
U.S. Corporate Bonds                                                        4.6%
Foreign Government Bonds                                                    2.6%
Convertible Corporate Bonds                                                 1.2%
Senior Secured Loans                                                        0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    ETFS Physical Palladium Shares                                   3.36%
--------------------------------------------------------------------------------
    2.    ETFS Platinum Trust                                              2.25
--------------------------------------------------------------------------------
    3.    Bankia SA, 4.375%, 2/14/17                                       2.00
--------------------------------------------------------------------------------
    4.    Merck & Co., Inc.                                                1.64
--------------------------------------------------------------------------------
    5.    Philip Morris International, Inc.                                1.57
--------------------------------------------------------------------------------
    6.    Swiss Re AG                                                      1.39
--------------------------------------------------------------------------------
    7.    The Coca-Cola Co.                                                1.36
--------------------------------------------------------------------------------
    8.    Standard Chartered Plc                                           1.36
--------------------------------------------------------------------------------
    9.    Allianz SE                                                       1.35
--------------------------------------------------------------------------------
   10.    Industrial & Commercial Bank of China, Ltd.                      1.35
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


         Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    9

Prices and Distributions | 4/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                       4/30/12                10/31/11
--------------------------------------------------------------------------------
       A                         $11.60                  $11.25
--------------------------------------------------------------------------------
       C                         $11.52                  $11.15
--------------------------------------------------------------------------------
       Y                         $11.62                  $11.29
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-4/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment          Short-Term          Long-Term
     Class             Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
       A              $0.2735                $ --                $ --
--------------------------------------------------------------------------------
       C              $0.2056                $ --                $ --
--------------------------------------------------------------------------------
       Y              $0.3093                $ --                $ --
--------------------------------------------------------------------------------

The Barclays Capital U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.


10    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund at public offering price, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

 Average Annual Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------------------------
                                         Net Asset              Public Offering
 Period                                  Value (NAV)            Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (5/3/10)                                9.50%                  7.01%
 1 Year                                  4.99                   0.30
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012, as
 revised April 27, 2012)
--------------------------------------------------------------------------------
                                         Gross                  Net
--------------------------------------------------------------------------------
                                         1.37%                  1.33%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                                        Barclays Capital
                    Pioneer Multi-Asset                U.S. Treasury TIPS
                      Real Return Fund                  1-10 Year Index
5/10                       $ 9,550                          $10,000
4/11                        11,112                           10,789
4/12                        11,667                           11,546

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    11

Performance Update | 4/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

 Average Annual Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------------------------
                                           If                 If
 Period                                    Held               Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (5/3/10)                                  8.66%              8.66%
 1 Year                                    4.19               4.19
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012, as
 revised April 27, 2012)
--------------------------------------------------------------------------------
 Gross
--------------------------------------------------------------------------------
 2.13%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                                        Barclays Capital
                    Pioneer Multi-Asset                U.S. Treasury TIPS
                      Real Return Fund                  1-10 Year Index
5/10                       $10,000                          $10,000
4/11                        11,554                           10,789
4/12                        12,039                           11,546

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.

 Average Annual Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------------------------
                                           If                     If
 Period                                    Held                   Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (5/3/10)                                  9.83%                  9.83%
 1 Year                                    5.32                   5.32
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2012, as
 revised April 27, 2012)
--------------------------------------------------------------------------------
                                           Gross                  Net
--------------------------------------------------------------------------------
                                           1.11%                  1.03%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

                                                        Barclays Capital
                    Pioneer Multi-Asset                U.S. Treasury TIPS
                      Real Return Fund                  1-10 Year Index
5/10                     $5,000,000                        $5,000,000
4/11                      5,832,730                         5,394,260
4/12                      6,143,064                         5,773,026

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from November 1, 2011, through April 30, 2012.

--------------------------------------------------------------------------------
 Share Class                                 A           C           Y
--------------------------------------------------------------------------------
 Beginning Account Value on 11/1/11      $1,000.00   $1,000.00   $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 4/30/12                              $1,057.40   $1,053.10   $1,058.80
--------------------------------------------------------------------------------
 Expenses Paid During Period*                $6.24      $10.26       $4.71
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios plus the expense ratios of the underlying funds. These combined totals were 1.22%, 2.01% and 0.92% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, and then multiplied by 182/366 (to reflect the one-half year period) to calculate the Expenses Paid During Period in the table above.


14    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2011, through April 30, 2012.

--------------------------------------------------------------------------------
 Share Class                                 A           C           Y
--------------------------------------------------------------------------------
 Beginning Account Value on 11/1/11      $1,000.00   $1,000.00   $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 4/30/12                              $1,018.80   $1,014.87   $1,020.29
--------------------------------------------------------------------------------
 Expenses Paid During Period*                $6.12      $10.07       $4.62
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios plus the expense ratios of the underlying funds. These combined totals were 1.22%, 2.01% and 0.92% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, and then multiplied by 182/366 (to reflect the one-half year period) to calculate the Expenses Paid During Period in the table above.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    15

Schedule of Investments | 4/30/12 (Consolidated) (unaudited)

--------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                          Value
--------------------------------------------------------------------------------------------------
                                                CONVERTIBLE CORPORATE BONDS -- 1.2%
                                                DIVERSIFIED FINANCIALS -- 1.2%
                                                Asset Management & Custody Banks -- 1.2%
     3,470,000                         BBB/NR   Apollo Investment Corp., 5.75%,
                                                1/15/16                               $  3,396,262
     1,500,000                         BBB/NR   Ares Capital Corp., 5.125%, 6/1/16
                                                (144A)                                   1,507,500
                                                                                      ------------
                                                                                      $  4,903,762
                                                                                      ------------
                                                Total Diversified Financials          $  4,903,762
--------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE CORPORATE
                                                BONDS
                                                (Cost $4,503,609)                     $  4,903,762
--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                                COMMON STOCKS -- 62.2%
                                                ENERGY -- 2.5%
                                                Oil & Gas Equipment & Services -- 0.3%
        54,483                                  AMEC Plc                              $  1,007,001
--------------------------------------------------------------------------------------------------
                                                Integrated Oil & Gas -- 2.2%
        40,910                                  Chevron Corp.                         $  4,359,370
        98,181                                  Total SA                                 4,700,886
                                                                                      ------------
                                                                                      $  9,060,256
                                                                                      ------------
                                                Total Energy                          $ 10,067,257
--------------------------------------------------------------------------------------------------
                                                MATERIALS -- 4.7%
                                                Diversified Chemicals -- 0.5%
        19,929                                  PPG Industries, Inc.                  $  2,097,328
--------------------------------------------------------------------------------------------------
                                                Fertilizers & Agricultural Chemicals -- 0.5%
        38,943                                  Yara International ASA                $  1,915,103
--------------------------------------------------------------------------------------------------
                                                Specialty Chemicals -- 1.3%
        56,966                                  Ecolab, Inc.                          $  3,628,165
        30,000                                  Shin-Etsu Chemical Co, Ltd.              1,730,222
                                                                                      ------------
                                                                                      $  5,358,387
--------------------------------------------------------------------------------------------------
                                                Construction Materials -- 1.7%
     8,708,500                                  Holcim Indonesia Tbk PT               $  2,437,755
     1,217,500                                  Indocement Tunggal Prakarsa Tbk PT       2,383,368
       136,600                                  Siam Cement PCL                          1,854,014
                                                                                      ------------
                                                                                      $  6,675,137
--------------------------------------------------------------------------------------------------
                                                Metal & Glass Containers -- 0.5%
       661,577                                  Nampak, Ltd.                          $  1,909,579
--------------------------------------------------------------------------------------------------
                                                Steel -- 0.2%
     9,949,000                                  Krakatau Steel Persero Tbk PT         $    929,723
                                                                                      ------------
                                                Total Materials                       $ 18,885,257
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                           Value
-------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 6.8%
                                              Aerospace & Defense -- 0.3%
        14,017                                United Technologies Corp.              $  1,144,348
-------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.6%
     3,163,500                                Surya Semesta Internusa Tbk PT         $    412,036
        46,294                                Vinci SA                                  2,148,763
                                                                                     ------------
                                                                                     $  2,560,799
-------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 3.8%
        12,829                                3M Co.                                 $  1,146,399
    10,219,700                                Alliance Global Group, Inc.               2,983,134
       261,000                                Fraser and Neave, Ltd.                    1,483,911
        30,059                                Jardine Matheson Holdings, Ltd.           1,488,968
        66,498                                Jardine Strategic Holdings, Ltd.          2,137,776
       466,000                                Keppel Corp., Ltd.                        4,148,385
        19,930                                SM Investments Corp.                        329,453
        25,477                                Tyco International, Ltd.                  1,430,024
                                                                                     ------------
                                                                                     $ 15,148,050
-------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 1.4%
        13,844                                Deere & Co.                            $  1,140,192
        76,600                                Komatsu, Ltd.                             2,215,863
       691,000                                United Tractors Tbk PT                    2,216,286
                                                                                     ------------
                                                                                     $  5,572,341
-------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.5%
         5,200                                FANUC Corp.                            $    883,483
        54,000                                Nabtesco Corp.                            1,161,295
                                                                                     ------------
                                                                                     $  2,044,778
-------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.2%
        64,400                                Sumitomo Corp.                         $    912,557
                                                                                     ------------
                                              Total Capital Goods                    $ 27,382,873
-------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                              Environmental & Facilities Services -- 0.4%
     3,273,000                                China Everbright International, Ltd.   $  1,546,083
                                                                                     ------------
                                              Total Commercial Services & Supplies   $  1,546,083
-------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.5%
                                              Air Freight & Logistics -- 0.1%
        10,745                                Oesterreichische Post AG               $    381,143
-------------------------------------------------------------------------------------------------
                                              Railroads -- 1.1%
        87,356                                CSX Corp.                              $  1,948,912
        18,604                                Norfolk Southern Corp.                    1,356,790
         9,700                                Union Pacific Corp.                       1,090,668
                                                                                     ------------
                                                                                     $  4,396,370
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    17

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                            Value
---------------------------------------------------------------------------------------------------
                                                Airport Services -- 0.3%
     1,836,000                                  Beijing Capital International Airport
                                                Co., Ltd.                              $  1,198,348
                                                                                       ------------
                                                Total Transportation                   $  5,975,861
---------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 1.8%
                                                Auto Parts & Equipment -- 0.8%
        52,457                                  Autoliv, Inc.                          $  3,291,152
---------------------------------------------------------------------------------------------------
                                                Automobile Manufacturers -- 1.0%
       175,600                                  Astra International Tbk PT             $  1,352,253
        26,870                                  Bayerische Motoren Werke AG               2,554,435
                                                                                       ------------
                                                                                       $  3,906,688
                                                                                       ------------
                                                Total Automobiles & Components         $  7,197,840
---------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES & APPAREL -- 1.1%
                                                Home Furnishings -- 0.4%
        23,500                                  Mohawk Industries, Inc.*               $  1,574,970
---------------------------------------------------------------------------------------------------
                                                Apparel, Accessories & Luxury Goods -- 0.7%
         3,621                                  The Swatch Group AG                    $  1,670,918
         6,837                                  VF Corp.                                  1,039,566
                                                                                       ------------
                                                                                       $  2,710,484
                                                                                       ------------
                                                Total Consumer Durables & Apparel      $  4,285,454
---------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 1.4%
                                                Casinos & Gaming -- 0.9%
       716,000                                  Galaxy Entertainment Group, Ltd.*      $  2,226,106
       498,750                                  Wynn Macau, Ltd.                          1,591,827
                                                                                       ------------
                                                                                       $  3,817,933
---------------------------------------------------------------------------------------------------
                                                Restaurants -- 0.5%
        18,539                                  McDonald's Corp.                       $  1,806,626
                                                                                       ------------
                                                Total Consumer Services                $  5,624,559
---------------------------------------------------------------------------------------------------
                                                MEDIA -- 1.0%
                                                Movies & Entertainment -- 0.6%
        56,145                                  The Walt Disney Co.                    $  2,420,411
---------------------------------------------------------------------------------------------------
                                                Publishing -- 0.4%
       557,000                                  Singapore Press Holdings, Ltd.         $  1,786,346
                                                                                       ------------
                                                Total Media                            $  4,206,757
---------------------------------------------------------------------------------------------------
                                                RETAILING -- 3.1%
                                                Distributors -- 0.3%
       620,154                                  Li & Fung, Ltd.                        $  1,321,245
---------------------------------------------------------------------------------------------------
                                                Internet Retail -- 0.3%
         1,028                                  Rakuten, Inc.                          $  1,146,828
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                          Value
-------------------------------------------------------------------------------------------------
                                                General Merchandise Stores -- 0.3%
     1,291,000                                  Mitra Adiperkasa Tbk PT              $    974,455
-------------------------------------------------------------------------------------------------
                                                Apparel Retail -- 1.1%
       888,964                                  Belle International Holdings, Ltd.   $  1,736,565
     8,110,000                                  Emperor Watch & Jewellery, Ltd.         1,144,154
        39,671                                  Hennes & Mauritz AB*                    1,363,337
                                                                                     ------------
                                                                                     $  4,244,056
-------------------------------------------------------------------------------------------------
                                                Home Improvement Retail -- 0.4%
     3,156,500                                  Ace Hardware Indonesia Tbk PT        $  1,765,747
-------------------------------------------------------------------------------------------------
                                                Specialty Stores -- 0.7%
     1,107,226                                  L'Occitane International SA          $  2,945,943
                                                                                     ------------
                                                Total Retailing                      $ 12,398,274
-------------------------------------------------------------------------------------------------
                                                FOOD & STAPLES RETAILING -- 0.4%
                                                Food Retail -- 0.4%
       266,407                                  Pick n Pay Stores, Ltd.              $  1,542,092
                                                                                     ------------
                                                Total Food & Staples Retailing       $  1,542,092
-------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 7.9%
                                                Brewers -- 0.7%
        31,119                                  Carlsberg A/S                        $  2,682,943
-------------------------------------------------------------------------------------------------
                                                Distillers & Vintners -- 0.3%
        13,034                                  Pernod-Ricard SA                     $  1,353,113
-------------------------------------------------------------------------------------------------
                                                Soft Drinks -- 1.2%
        65,515                                  The Coca-Cola Co.                    $  5,000,105
-------------------------------------------------------------------------------------------------
                                                Packaged Foods & Meats -- 3.2%
        44,191                                  Campbell Soup Co.                    $  1,494,982
        41,628                                  Kraft Foods, Inc.                       1,659,708
       488,000                                  Mayora Indah Tbk PT                     1,061,255
        70,991                                  Nestle SA                               4,349,442
     5,854,000                                  Salim Ivomas Pratama Tbk PT*              871,254
     2,197,600                                  Universal Robina Corp.                  3,383,602
                                                                                     ------------
                                                                                     $ 12,820,243
-------------------------------------------------------------------------------------------------
                                                Tobacco -- 2.5%
        92,736                                  Altria Group, Inc.                   $  2,987,027
           259                                  Japan Tobacco, Inc.                     1,430,616
        64,306                                  Philip Morris International, Inc.       5,756,030
                                                                                     ------------
                                                                                     $ 10,173,673
                                                                                     ------------
                                                Total Food, Beverage & Tobacco       $ 32,030,077
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    19

--------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                               Personal Products -- 0.3%
        15,934                                 The Estee Lauder Companies, Inc.       $  1,041,287
                                                                                      ------------
                                               Total Household & Personal Products    $  1,041,287
--------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                               Health Care Equipment -- 0.1%
         4,087                                 Fresenius SE & Co. KGaA                $    407,940
                                                                                      ------------
                                               Total Health Care Equipment &
                                               Services                               $    407,940
--------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 4.7%
                                               Pharmaceuticals -- 4.7%
        53,050                                 Bristol-Myers Squibb Co.               $  1,770,278
       132,585                                 GlaxoSmithKline Plc                       3,067,462
        34,343                                 Johnson & Johnson                         2,235,386
       151,947                                 Merck & Co., Inc.                         5,962,400
        31,966                                 Novartis AG                               1,762,497
        22,189                                 Roche Holding AG                          4,054,377
                                                                                      ------------
                                                                                      $ 18,852,400
                                                                                      ------------
                                               Total Pharmaceuticals, Biotechnology
                                               & Life Sciences                        $ 18,852,400
--------------------------------------------------------------------------------------------------
                                               BANKS -- 8.5%
                                               Diversified Banks -- 8.0%
       180,600                                 Bangkok Bank PCL                       $  1,119,483
     1,215,789                                 Bank Mandiri Persero Tbk PT                 976,956
       123,477                                 Bank of East Asia, Ltd.                     459,677
     1,319,900                                 Bank of the Philippine Islands            2,301,475
     2,519,200                                 Bank Rakyat Indonesia Persero Tbk PT      1,820,230
     1,995,340                                 BDO Unibank, Inc.                         3,127,293
       531,500                                 BOC Hong Kong Holdings, Ltd.              1,642,227
     7,430,280                                 Industrial & Commercial Bank of
                                               China, Ltd.                               4,938,381
     2,023,600                                 Krung Thai Bank PCL                       1,181,337
       625,662                                 Metropolitan Bank & Trust                 1,352,613
        69,489                                 Nedbank Group, Ltd.                       1,513,719
       161,694                                 Oversea-Chinese Banking Corp, Ltd.        1,167,490
       569,700                                 Public Bank Bhd                           2,574,602
        23,737                                 Royal Bank of Canada                      1,372,518
       342,030                                 Security Bank Corp.                       1,158,309
       203,354                                 Standard Chartered Plc                    4,984,915
        46,146                                 United Overseas Bank, Ltd.                  715,877
                                                                                      ------------
                                                                                      $ 32,407,102
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                                Regional Banks -- 0.5%
        57,700                                  First Republic Bank*                    $  1,905,831
                                                                                        ------------
                                                Total Banks                             $ 34,312,933
----------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 2.9%
                                                Multi-Sector Holdings -- 1.4%
       132,802                                  Ayala Corp.                             $  1,351,831
     4,103,308                                  First Pacific Co., Ltd.                    4,453,740
                                                                                        ------------
                                                                                        $  5,805,571
----------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.6%
        38,234                                  Deutsche Boerse AG                      $  2,400,492
----------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.5%
        39,168                                  Capital One Financial Corp.             $  2,173,041
----------------------------------------------------------------------------------------------------
                                                Asset Management & Custody Banks -- 0.4%
        11,580                                  Franklin Resources, Inc.                $  1,453,406
                                                                                        ------------
                                                Total Diversified Financials            $ 11,832,510
----------------------------------------------------------------------------------------------------
                                                INSURANCE -- 4.5%
                                                Multi-line Insurance -- 2.0%
        44,343                                  Allianz SE                              $  4,941,273
        13,127                                  Zurich Insurance Group AG                  3,212,228
                                                                                        ------------
                                                                                        $  8,153,501
----------------------------------------------------------------------------------------------------
                                                Reinsurance -- 2.5%
        33,526                                  Muenchener Rueckversicherungs AG        $  4,867,500
        81,476                                  Swiss Re AG                                5,110,059
                                                                                        ------------
                                                                                        $  9,977,559
                                                                                        ------------
                                                Total Insurance                         $ 18,131,060
----------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 3.6%
                                                Industrial REITs -- 0.4%
       908,511                                  Ascendas Real Estate Investment Trust   $  1,526,367
----------------------------------------------------------------------------------------------------
                                                Retail REITs -- 0.2%
       570,381                                  CapitaMall Trust                        $    829,172
----------------------------------------------------------------------------------------------------
                                                Diversified Real Estate Activities -- 1.2%
            50                                  Swire Pacific, Ltd.                     $        588
     1,093,235                                  Swire Properties, Ltd.                     2,988,542
       326,000                                  Wharf Holdings, Ltd.                       1,936,145
                                                                                        ------------
                                                                                        $  4,925,275
----------------------------------------------------------------------------------------------------
                                                Real Estate Operating Companies -- 0.4%
        52,687                                  Deutsche Wohnen AG                      $    774,641
       195,201                                  IMMOFINANZ AG                                686,179
                                                                                        ------------
                                                                                        $  1,460,820
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    21

----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                                Real Estate Development -- 1.4%
    13,356,000                                  Bumi Serpong Damai PT                   $  2,074,261
        48,891                                  Conwert Immobilien Invest SE                 582,641
    37,193,000                                  Megaworld Corp.                            1,908,780
     2,028,500                                  Summarecon Agung Tbk PT                      381,115
     1,376,300                                  Supalai PCL                                  734,027
                                                                                        ------------
                                                                                        $  5,680,824
                                                                                        ------------
                                                Total Real Estate                       $ 14,422,458
----------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 1.9%
                                                Internet Software & Services -- 0.5%
        65,600                                  Tencent Holdings, Ltd.                  $  2,053,366
----------------------------------------------------------------------------------------------------
                                                IT Consulting & Other Services -- 0.2%
         4,782                                  International Business Machines Corp.   $    990,257
----------------------------------------------------------------------------------------------------
                                                Systems Software -- 1.2%
       113,200                                  Microsoft Corp.                         $  3,624,664
        40,763                                  Oracle Corp.                               1,198,025
                                                                                        ------------
                                                                                        $  4,822,689
                                                                                        ------------
                                                Total Software & Services               $  7,866,312
----------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                                Electronic Components -- 0.3%
        12,400                                  Kyocera Corp.                           $  1,209,510
                                                                                        ------------
                                                Total Technology Hardware &
                                                Equipment                               $  1,209,510
----------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS & SEMICONDUCTOR
                                                EQUIPMENT -- 0.5%
                                                Semiconductor Equipment -- 0.5%
        24,200                                  Cymer, Inc.*                            $  1,254,528
        17,750                                  Lam Research Corp.*                          739,288
                                                                                        ------------
                                                                                        $  1,993,816
                                                                                        ------------
                                                Total Semiconductors &
                                                Semiconductor Equipment                 $  1,993,816
----------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 1.6%
                                                Integrated Telecommunication Services -- 0.7%
     1,194,000                                  Singapore Telecommunications, Ltd.      $  3,006,765
----------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication Services -- 0.9%
        55,300                                  Softbank Corp.                          $  1,650,218
       657,056                                  Vodafone Group Plc                         1,823,086
                                                                                        ------------
                                                                                        $  3,473,304
                                                                                        ------------
                                                Total Telecommunication Services        $  6,480,069
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.8%
                                               Electric Utilities -- 0.3%
       347,125                                 Terna Rete Elettrica Nazionale S.p.A.   $  1,290,559
---------------------------------------------------------------------------------------------------
                                               Gas Utilities -- 0.3%
       244,917                                 Snam S.p.A.                             $  1,164,781
---------------------------------------------------------------------------------------------------
                                               Independent Power Producers & Energy
                                               Traders -- 0.2%
        26,200                                 Electric Power Development Co., Ltd.    $    724,497
                                                                                       ------------
                                               Total Utilities                         $  3,179,837
---------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $227,060,830)                     $250,872,516
---------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 16.9%
                                               ENERGY -- 4.0%
                                               Oil & Gas Drilling -- 0.5%
     2,000,000                      BB+/Ba1    Precision Drilling Corp.,
                                               6.625%, 11/15/20                        $  2,085,000
---------------------------------------------------------------------------------------------------
                                               Integrated Oil & Gas -- 1.2%
     4,323,000                    BBB-/Baa2    Lukoil International Finance BV,
                                               7.25%, 11/5/19 (144A)                   $  4,874,182
---------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration & Production -- 1.5%
     3,000,000                     BBB/Baa1    Gazprom OAO Via Gaz Capital SA,
                                               6.212%, 11/22/16 (144A)                 $  3,272,070
     2,153,000                     BBB/Baa1    Gazprom OAO Via Gaz Capital SA,
                                               6.51%, 3/7/22 (144A)                       2,363,348
       350,000                      BB+/Ba3    Whiting Petroleum Corp.,
                                               6.5%, 10/1/18                                372,750
                                                                                       ------------
                                                                                       $  6,008,168
---------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.8%
     1,400,000                       NR/Ba1    Adaro Indonesia PT,
                                               7.625%, 10/22/19 (144A)                 $  1,524,320
     1,500,000                       BB/Ba3    Bumi Investment Pte, Ltd.,
                                               10.75%, 10/6/17 (144A)                     1,612,500
                                                                                       ------------
                                                                                       $  3,136,820
                                                                                       ------------
                                               Total Energy                            $ 16,104,170
---------------------------------------------------------------------------------------------------
                                               MATERIALS -- 3.2%
                                               Diversified Chemicals -- 0.5%
     2,000,000                      BB-/Ba3    Celanese US Holdings LLC,
                                               5.875%, 6/15/21                         $  2,145,000
---------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.3%
     1,000,000                       BB-/B1    Crown Cork & Seal Co., Inc.,
                                               7.375%, 12/15/26                        $  1,045,000
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    23

-------------------------------------------------------------------------------------------------------------
                           Floating      S&P/Moody's
Principal                  Rate (b)      Ratings
Amount ($)                 (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------------
                                                         Paper Packaging -- 1.1%
     1,100,000                                  BB/B1    Sealed Air Corp., 6.875%, 7/15/33
                                                         (144A)                                  $  1,067,000
     2,900,000                              BBB+/Baa2    Sonoco Products Co., 5.75%,
                                                         11/1/40                                    3,200,695
                                                                                                 ------------
                                                                                                 $  4,267,695
-------------------------------------------------------------------------------------------------------------
                                                         Steel -- 0.6%
     2,500,000                              BBB-/Baa3    ArcelorMittal, 5.25%, 8/5/20            $  2,467,708
-------------------------------------------------------------------------------------------------------------
                                                         Forest Products -- 0.7%
EURO 2,000,000                                BB+/Ba1    Smurfit Kappa Acquisitions, 7.75%,
                                                         11/15/19 (144A)                         $  2,832,611
                                                                                                 ------------
                                                         Total Materials                         $ 12,758,014
-------------------------------------------------------------------------------------------------------------
                                                         CAPITAL GOODS -- 1.0%
                                                         Building Products -- 0.4%
     1,500,000                               BBB-/Ba2    Masco Corp., 5.85%, 3/15/17             $  1,550,384
-------------------------------------------------------------------------------------------------------------
                                                         Construction & Farm Machinery &
                                                         Heavy Trucks -- 0.6%
     2,700,000                                 BB/Ba3    Lonking Holdings, Ltd., 8.5%, 6/3/16
                                                         (144A)                                  $  2,538,000
                                                                                                 ------------
                                                         Total Capital Goods                     $  4,088,384
-------------------------------------------------------------------------------------------------------------
                                                         CONSUMER DURABLES & APPAREL -- 0.3%
                                                         Housewares & Specialties -- 0.3%
     1,000,000                                BB-/Ba3    Reynolds Group Issuer, Inc., 7.875%,
                                                         8/15/19 (144A)                          $  1,080,000
                                                                                                 ------------
                                                         Total Consumer Durables & Apparel       $  1,080,000
-------------------------------------------------------------------------------------------------------------
                                                         BANKS -- 6.7%
                                                         Diversified Banks -- 5.2%
     1,000,000                                BBB+/A3    Bangkok Bank PCL Hong Kong, 4.8%,
                                                         10/18/20 (144A)                         $  1,019,833
     3,975,000                                  A-/A3    Bank of East Asia, Ltd., 6.125%,
                                                         7/16/20                                    4,236,642
EURO 6,500,000                                NR/Baa3    Bankia SA, 4.375%, 2/14/17                 7,335,045
     2,000,000                                  NR/A3    Industrial & Commercial Bank of China
                                                         Asia, Ltd., 5.125%, 11/30/20               2,066,758
     5,254,000                                BBB+/A2    Intesa Sanpaolo S.p.A., 6.5%,
                                                         2/24/21 (144A)                             4,773,564
     1,600,000                                   A/A1    Societe Generale SA, 5.2%, 4/15/21
                                                         (144A)                                     1,506,022
                                                                                                 ------------
                                                                                                 $ 20,937,864
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
---------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 1.5%
     2,000,000          6.75        BBB/Baa3     PNC Financial Services Group, Inc.,
                                                 Floating Rate Note, 7/29/49
                                                 (Perpetual)                                 $  2,096,340
     1,750,000                       BB+/Ba3     Regions Financial Corp., 5.75%,
                                                 6/15/15                                        1,846,250
     2,000,000          5.46       BBB+/Baa1     State Street Capital Trust III, Floating
                                                 Rate Note, 1/29/49 (Perpetual)                 2,007,840
                                                                                             ------------
                                                                                             $  5,950,430
                                                                                             ------------
                                                 Total Banks                                 $ 26,888,294
---------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.7%
                                                 Other Diversified Financial Services -- 0.1%
       300,000          7.50          BB-/NR     Queen Street II Capital, Ltd., Floating
                                                 Rate Note, 4/9/14 (Cat Bond) (144A)         $    291,300
       250,000          0.00           NR/NR     Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (Cat Bond)
                                                 (144A)                                           245,100
                                                                                             ------------
                                                                                             $    536,400
---------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.6%
     2,500,000                        BBB/A3     Macquarie Group, Ltd., 6.0%,
                                                 1/14/20 (144A)                              $  2,494,865
                                                                                             ------------
                                                 Total Diversified Financials                $  3,031,265
---------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.2%
                                                 Reinsurance -- 0.2%
       500,000         12.37            B/NR     Montana Re, Ltd., Floating Rate Note,
                                                 1/8/14 (Cat Bond) (144A)                    $    489,250
       250,000         14.99           B-/NR     Successor X, Ltd., Floating Rate Note,
                                                 1/7/14 (Cat Bond) (144A)                         246,525
                                                                                             ------------
                                                                                             $    735,775
                                                                                             ------------
                                                 Total Insurance                             $    735,775
---------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.8%
                                                 Independent Power Producers & Energy
                                                 Traders -- 0.8%
       400,000          0.00           BB/NR     East Lane Re, Ltd., Floating Rate Note,
                                                 3/13/15 (Cat Bond) (144A)                   $    399,000
     1,400,000                     BBB+/Baa1     Southern Power Co., 5.15%, 9/15/41             1,514,026
     1,400,000                         NR/B2     Star Energy Geothermal Wayang
                                                 Windu, Ltd., 11.5%, 2/12/15 (144A)             1,538,320
                                                                                             ------------
                                                                                             $  3,451,346
                                                                                             ------------
                                                 Total Utilities                             $  3,451,346
---------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $66,282,889)                          $ 68,137,248
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    25

--------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                               Value
--------------------------------------------------------------------------------------------------------
                                                   FOREIGN GOVERNMENT BONDS -- 2.5%
CLP 2,290,000,000                       NR/NR      Bonos del Banco Central de Chile en
                                                   Pesos, 6.0%, 9/1/13                      $  4,803,996
MXN    43,800,000                      A-/Baa1     Mexican Bonos, 6.0%, 6/18/15                3,461,573
PEN     4,100,000                    BBB+/Baa3     Peru Government Bond, 9.91%,
                                                   5/5/15                                      1,804,056
--------------------------------------------------------------------------------------------------------
                                                   TOTAL FOREIGN GOVERNMENT
                                                   BONDS
                                                   (Cost $10,060,401)                       $ 10,069,625
--------------------------------------------------------------------------------------------------------
                                                   SENIOR FLOATING RATE LOAN
                                                   INTERESTS -- 0.3%**
                                                   MATERIALS -- 0.1%
                                                   Aluminum -- 0.1%
       246,875            4.00         BB-/Ba2     Novelis, Inc. Georgia, Term Loan,
                                                   3/11/17                                  $    247,378
                                                                                            ------------
                                                   Total Materials                          $    247,378
--------------------------------------------------------------------------------------------------------
                                                   CAPITAL GOODS -- 0.1%
                                                   Building Products -- 0.1%
       247,696            4.00          BB-/B1     Armstrong World Industries, Inc., Term
                                                   Loan B-1, 3/8/18                         $    248,316
                                                                                            ------------
                                                   Total Capital Goods                      $    248,316
--------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.0%
                                                   Health Care Services -- 0.0%
       212,015            6.50            B/B1     Gentiva Health Services, Inc., Term B1
                                                   Term Loan, 2/22/16                       $    202,209
                                                                                            ------------
                                                   Total Health Care Equipment &
                                                   Services                                 $    202,209
--------------------------------------------------------------------------------------------------------
                                                   SOFTWARE & SERVICES -- 0.0%
                                                   Data Processing & Outsourced Services -- 0.0%
        17,143            4.25         BBB/Ba1     Fidelity National Information Services,
                                                   Inc., Term B Loan, 7/18/16               $     17,250
                                                                                            ------------
                                                   Total Software & Services                $     17,250
--------------------------------------------------------------------------------------------------------
                                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                                   Communications Equipment -- 0.1%
       344,131            4.25           NR/NR     CommScope, Inc., Tranche 1 Term
                                                   Loan, 1/14/18                            $    345,202
                                                                                            ------------
                                                   Total Technology Hardware &
                                                   Equipment                                $    345,202
--------------------------------------------------------------------------------------------------------
                                                   TOTAL SENIOR FLOATING RATE
                                                   LOAN INTERESTS
                                                   (Cost $1,062,493)                        $  1,060,355
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                              EXCHANGE TRADED FUNDS -- 7.1%
       181,300                                ETFS Physical Palladium Shares*           $ 12,221,435
        53,000                                ETFS Platinum Trust*                         8,191,150
         9,100                                iShares MSCI Mexico Investable Market
                                              Index Fund                                     562,562
        41,700                                iShares MSCI Russia Capped Index
                                              Fund                                           999,674
        17,800                                iShares MSCI South Korea Index Fund          1,054,472
        37,300                                iShares MSCI Sweden Index Fund               1,056,709
       154,900                                PowerShares Buyback Achievers
                                              Portfolio                                    4,557,158
                                                                                        ------------
                                              TOTAL EXCHANGE TRADED FUNDS
                                              (Cost $27,845,603)                        $ 28,643,160
----------------------------------------------------------------------------------------------------
                                              PURCHASED OPTIONS -- 0.0%+
         5,000                                Financial Select Sector SPDR Fund,
                                              May 19 at $15                             $     70,000
         2,200                                iShares Barclays 20+ Year Treasury
                                              Bond Fund, May 19 at $114                       81,400
                                                                                        ------------
                                                                                        $    151,400
----------------------------------------------------------------------------------------------------
                                              TOTAL PURCHASED OPTIONS
                                              (Cost $555,822)                           $    151,400
----------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 6.4%
                                              Repurchase Agreements -- 6.4%
    26,070,000                       NR/Aaa   Deutschebank AG, 0.19%, dated
                                              4/30/12, repurchase price of
                                              $26,070,000 plus accrued interest on
                                              5/1/12 collateralized by the following:
                                              $1,628,895 U.S. Treasury Bond,
                                              4.375 - 7.125%, 2/15/23 -
                                              11/15/39 $1,639,558 U.S. Treasury
                                              Note, 2.75 - 3.875%, 12/31/17 -
                                              5/15/18 $23,283,171 U.S. Treasury
                                              Strip, 0.0 - 9.0%, 8/15/12 -
                                              11/15/41                                  $ 26,070,000
                                                                                        ------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $26,070,000)                        $ 26,070,000
----------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 96.6%
                                              (Cost $363,441,647) (a)                   $389,908,066
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    27

----------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                          Value
----------------------------------------------------------------------------------------------------
                                                  WRITTEN OPTIONS -- 0.0%+
        (5,000)                                   Financial Select Sector SPDR Fund,
                                                  May 19 at $14                         $    (15,000)
        (2,200)                                   iShares Barclays 20+ Year Treasury
                                                  Bond Fund, May 19 at $108                  (12,100)
                                                                                        ------------
                                                                                        $    (27,100)
----------------------------------------------------------------------------------------------------
                                                  TOTAL WRITTEN OPTIONS
                                                  (Premiums received $167,932)          $    (27,100)
----------------------------------------------------------------------------------------------------
                                                  OTHER ASSETS & LIABILITIES -- 3.4%    $ 13,516,371
----------------------------------------------------------------------------------------------------
                                                  TOTAL NET ASSETS -- 100.0%            $403,397,337
====================================================================================================

*      Non-income producing security.

+      Amount rounds to less than 0.1%.

REIT   Real Estate Investment Trust

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2012, the value of these securities amounted to $35,675,311 or 8.8% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $365,481,910 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $28,432,470
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (4,006,314)
                                                                                     -----------
         Net unrealized gain                                                         $24,426,156
                                                                                     ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CLP    Chilean Peso
EURO   Euro
MXN    Mexican Peso
PEN    Peruvian Nuevo

The accompanying notes are an integral part of these financial statements.

28    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2012 aggregated $362,639,090 and $279,518,945, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                         Level 1           Level 2            Level 3      Total
-------------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $        --       $ 4,903,762        $ --         $  4,903,762
 Common Stocks                            72,093,679       178,778,837          --          250,872,516
 Corporate Bonds                                  --        68,137,248          --           68,137,248
 Foreign Government Bonds                         --        10,069,625          --           10,069,625
 Senior Floating Rate Loan Interests              --         1,060,355          --            1,060,355
 Exchange Traded Funds                    28,643,160                --          --           28,643,160
 Purchased Options                           151,400                --          --              151,400
 Repurchase Agreements                            --        26,070,000          --           26,070,000
-------------------------------------------------------------------------------------------------------
 Total                                   $100,888,239      $289,019,827       $ --         $389,908,066
=======================================================================================================
 Other Financial Instruments*            $  (645,301)      $  (301,093)       $ --         $   (946,395)
=======================================================================================================

* Other financial instruments include futures, forwards and written options contracts.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    29

Statement of Assets and Liabilities | 4/30/12 (Consolidated) (unaudited)

ASSETS:
  Investment in securities, at value (cost $363,441,647)                  $389,908,066
  Cash                                                                      14,327,369
  Foreign currencies, at value (cost $2,864,784)                             2,865,146
  Receivables --
   Investment securities sold                                                3,446,219
   Fund shares sold                                                          4,966,142
   Dividends and interest                                                    2,361,303
   Due from Pioneer Investment Management, Inc.                                 84,117
  Other                                                                        253,248
--------------------------------------------------------------------------------------
     Total assets                                                         $418,211,610
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  7,256,425
   Fund shares repurchased                                                   6,335,375
   Forward foreign currency portfolio hedge contracts, open-net                301,093
  Open options contracts written (premiums received $167,932)                   27,100
  Unrealized loss on futures contracts                                         709,551
  Due to affiliates                                                             94,106
  Accrued expenses                                                              90,623
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 14,814,273
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $379,959,958
  Undistributed net investment income                                        1,888,162
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (4,037,946)
  Net unrealized gain on investments                                        26,466,419
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   (319,537)
  Net unrealized gain on written options                                       149,832
  Net unrealized loss on futures contracts                                    (709,551)
--------------------------------------------------------------------------------------
     Total net assets                                                     $403,397,337
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $133,506,247/11,514,105 shares)                       $      11.60
  Class C (based on $90,557,880/7,862,791 shares)                         $      11.52
  Class Y (based on $179,333,210/15,436,259 shares)                       $      11.62
MAXIMUM OFFERING PRICE:
  Class A ($11.60 [divided by] 95.5%)                                     $      12.15
======================================================================================

The accompanying notes are an integral part of these financial statements.

30    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $171,885)         $ 3,419,199
  Interest (net of foreign taxes withheld of $101,318)            2,309,945
  Income from securities loaned, net                                 17,556
---------------------------------------------------------------------------------------------
     Total investment income                                                      $ 5,746,700
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $ 1,083,594
  Transfer agent fees
   Class A                                                           30,247
   Class C                                                           11,975
   Class Y                                                            1,750
  Distribution fees
   Class A                                                          131,559
   Class C                                                          364,852
  Shareholder communications expense                                137,767
  Administrative reimbursement                                       44,480
  Custodian fees                                                     96,257
  Registration fees                                                  45,698
  Professional fees                                                  26,969
  Printing expense                                                   28,438
  Fees and expenses of nonaffiliated Trustees                         4,065
  Miscellaneous                                                      30,590
---------------------------------------------------------------------------------------------
     Total expenses                                                               $ 2,038,241
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                   (135,589)
---------------------------------------------------------------------------------------------
     Net expenses                                                                 $ 1,902,652
---------------------------------------------------------------------------------------------
       Net investment income                                                      $ 3,844,048
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                  $  (252,623)
   Futures contracts                                                (91,491)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               (1,163,949)      $(1,508,063)
---------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                  $16,868,861
   Futures contracts                                               (709,551)
   Written options                                                  149,832
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 (104,963)      $16,204,179
---------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                       $14,696,116
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $18,540,164
=============================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    31

Statement of Changes in Net Assets (Consolidated)

--------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   4/30/12            Year Ended
                                                                   (unaudited)        10/31/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  3,844,048       $  3,197,834
Net realized loss on investments, futures contracts and foreign
  currency transactions                                              (1,508,063)            88,205
Change in net unrealized gain on investments and foreign
  currency transactions                                              16,204,179          6,605,054
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $ 18,540,164       $  9,891,093
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.27 and $0.08 per share, respectively)               $ (2,439,674)      $   (413,621)
   Class C ($0.21 and $0.05 per share, respectively)                 (1,235,595)          (137,785)
   Class Y ($0.31 and $0.09 per share, respectively)                 (3,869,953)          (274,466)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (7,545,222)      $   (825,872)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $178,882,857       $276,104,863
Reinvestment of distributions                                         6,364,485            555,232
Cost of shares repurchased                                          (58,376,102)      (102,595,276)
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                            $126,871,240       $174,064,819
--------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $137,866,182       $183,130,040
NET ASSETS:
Beginning of period                                                 265,531,155         82,401,115
--------------------------------------------------------------------------------------------------
End of period                                                      $403,397,337       $265,531,155
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,888,162       $  5,589,336
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

-----------------------------------------------------------------------------------------------------
                                  '12 Shares        '12 Amount         '11 Shares        '11 Amount
                                  (unaudited)       (unaudited)
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                        5,457,426        $62,100,103         8,959,305        $ 97,639,364
Reinvestment of distributions        201,928          2,176,787            30,367              321938
Less shares repurchased           (1,906,580)       (21,548,126)       (5,138,815)        (56,124,284)
-----------------------------------------------------------------------------------------------------
   Net increase                    3,752,774        $42,728,764         3,850,856        $ 41,837,018
=====================================================================================================
Class C
Shares sold                        3,388,613        $37,983,081         4,748,584        $ 51,465,394
Reinvestment of distributions         91,753            978,868             6,749               71420
Less shares repurchased             (861,019)        (9,602,972)       (1,489,322)        (15,887,460)
-----------------------------------------------------------------------------------------------------
   Net increase                    2,619,347        $29,358,977         3,266,012        $ 35,649,354
=====================================================================================================
Class Y
Shares sold                        6,951,962        $78,799,477        11,548,481        $127,000,105
Reinvestment of distributions        296,884          3,208,830            15,257              161873
Less shares repurchased           (2,417,653)       (27,225,004)       (2,824,439)        (30,583,531)
-----------------------------------------------------------------------------------------------------
   Net increase                    4,831,193        $54,783,303         8,739,298        $ 96,578,447
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    33

Financial Highlights (Consolidated)

--------------------------------------------------------------------------------------------------------
                                                    Six Months                         5/3/10
                                                    Ended               Year           (Commencement
                                                    4/30/12             Ended          of Operations) to
                                                    (unaudited)         10/31/11       10/31/10 (a)
--------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period               $  11.25            $ 10.63        $10.00(b)
--------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                             $   0.09            $  0.19        $ 0.03
  Net realized and unrealized gain on
    investments, futures contracts and foreign
    currency transactions                               0.53               0.51          0.60
--------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment
      operations                                    $   0.62            $  0.70        $ 0.63
 Distributions to shareowners:
  Net investment income                                (0.27)             (0.08)           --
--------------------------------------------------------------------------------------------------------
 Net increase in net asset value                    $   0.35            $  0.62        $ 0.63
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  11.60            $ 11.25        $10.63
========================================================================================================
 Total return*                                          5.74%***           6.60%         6.30%***
 Ratio of net expenses to average net assets+           1.20%**            1.20%         1.20%**
 Ratio of net investment income to average
  net assets+                                           2.34%**            2.05%         1.44%**
 Portfolio turnover rate                                 190%***            191%            8%***
 Net assets, end of period (in thousands)           $133,506            $87,316        $41,574
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Net expenses                                          1.31%**            1.24%         1.94%**
  Net investment income                                 2.23%**            2.01%         0.69%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                          1.20%**            1.20%         1.20%**
  Net investment income                                 2.34%**            2.05%         1.44%**
========================================================================================================

(a) Class A shares were first publicly offered on May 3, 2010.
(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
                                                    Six Months                         5/3/10
                                                    Ended               Year           (Commencement
                                                    4/30/12             Ended          of Operations) to
                                                    (unaudited)         10/31/11       10/31/10 (a)
--------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period               $ 11.15             $ 10.60        $ 10.00(b)
--------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                             $  0.04             $  0.08        $  0.02
  Net realized and unrealized gain on
    investments, futures contracts and foreign
    currency transactions                              0.54                0.52           0.58
--------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment
      operations                                    $  0.58             $  0.60        $  0.60
 Distributions to shareowners:
  Net investment income                               (0.21)              (0.05)            --
--------------------------------------------------------------------------------------------------------
 Net increase in net asset value                    $  0.37             $  0.55        $  0.60
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 11.52             $ 11.15        $ 10.60
========================================================================================================
 Total return*                                         5.31%***            5.69%          6.00%***
 Ratio of net expenses to average net assets+          1.99%**             2.00%          2.00%**
 Ratio of net investment income to average
  net assets+                                          1.53%**             1.25%          0.67%**
 Portfolio turnover rate                                190%***             191%             8%***
 Net assets, end of period (in thousands)           $90,558             $58,471        $20,953
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Net expenses                                         2.03%**             2.00%          2.50%**
  Net investment income                                1.49%**             1.25%          0.17%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                         1.99%**             2.00%          2.00%**
  Net investment income                                1.53%**             1.25%          0.67%**
========================================================================================================

(a) Class C shares were first publicly offered on May 3, 2010.
(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    35

--------------------------------------------------------------------------------------------------------
                                                    Six Months                         5/3/10
                                                    Ended               Year           (Commencement
                                                    4/30/12             Ended          of Operations) to
                                                    (unaudited)         10/31/11       10/31/10 (a)
--------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period               $  11.29            $  10.65       $ 10.00(b)
--------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                             $   0.11            $   0.15       $  0.05
  Net realized and unrealized gain on
    investments, futures contracts and foreign
    currency transactions                               0.53                0.58          0.60
--------------------------------------------------------------------------------------------------------
  Net increase in net assets from investment
    operations                                      $   0.64            $   0.73       $  0.65
 Distributions to shareowners:
  Net investment income                                (0.31)              (0.09)           --
--------------------------------------------------------------------------------------------------------
 Net increase in net asset value                    $   0.33            $   0.64       $  0.65
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  11.62            $  11.29       $ 10.65
========================================================================================================
 Total return*                                          5.88%***            6.89%         6.50%***
 Ratio of net expenses to average net assets+           0.90%**             0.90%         0.90%**
 Ratio of net investment income to average
  net assets+                                           2.62%**             2.35%         1.78%**
 Portfolio turnover rate                                 190%***             191%            8%***
 Net assets, end of period (in thousands)           $179,333            $119,744       $19,875
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Net expenses                                          0.99%**             0.98%         1.41%**
  Net investment income                                 2.53%**             2.67%         1.26%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                          0.90%**             0.90%         0.90%**
  Net investment income                                 2.62%**             2.35%         1.78%**
========================================================================================================

(a) Class Y shares were first publicly offered on May 3, 2010.
(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Notes to Financial Statements | 4/30/12 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    37
   floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At April 30, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/


38    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
   amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    39

   With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended April 30, 2012 was 433.

   At April 30, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------------------
                          Number of                                           Unrealized
                          Contracts        Settlement                         Appreciation/
 Type                     Long/(Short)     Month            Value             (Depreciation)
--------------------------------------------------------------------------------------------
 CBOE VIX Future           702              5/12           $ 12,951,900       $(1,035,080)
 CBOE VIX Future          (537)            10/12            (13,639,800)          546,995
 U.S. Ultra Bond Future     47              6/12              7,417,188            46,459
 CAC40 10 Euro Future     (169)             5/12             (7,069,939)           73,458
 Stoxx 600 Bank Future    (860)             6/12             (7,735,014)         (250,033)
--------------------------------------------------------------------------------------------
                                                           $ (8,075,665)      $  (618,201)
============================================================================================

D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


40    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

   The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                      $825,872
   Long-term capital gain                                                     --
--------------------------------------------------------------------------------
      Total                                                             $825,872
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                     $ 5,472,632
   Capital loss carryforward                                            (541,921)
   Unrealized appreciation                                             7,511,726
--------------------------------------------------------------------------------
      Total                                                          $12,442,437
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds and the mark-to-market of forward currency and future contracts.

F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $38,998 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2012.

G. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    41
   shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

   The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund intends to gain exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that will be treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, will be limited by tax considerations.

   The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest


42    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
   rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At April 30, 2012, there were no securities on loan.

K. Option Writing

   The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    43
   to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Transactions in written call options for the six months ended April 30, 2012 are summarized as follows:

------------------------------------------------------------------------------------------
                                              Number of contracts        Premiums received
------------------------------------------------------------------------------------------
   Options outstanding at beginning of year                    --                     $ --
   Options opened                                       3,011,533                4,173,829
   Options exercised                                       (1,538)                 (28,175)
   Options closed                                      (3,000,000)              (3,944,061)
   Options expired                                         (2,795)                 (33,661)
------------------------------------------------------------------------------------------
   Options outstanding at end of year                       7,200                 $167,932
==========================================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2013. Fees waived and expenses reimbursed during the six months ended April 30, 2012 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will


44    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,640 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $47,975
 Class C                                                                  33,317
 Class Y                                                                  56,475
--------------------------------------------------------------------------------
    Total:                                                              $137,767
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,923 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,543 in distribution fees payable to PFD at April 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    45
be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2012, CDSCs in the amount of $16,549 were paid to PFD.

5. Basis for Consolidation for the Pioneer Multi-Asset Real Return Fund

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2012, the Subsidiary represented approximately $20,412,585 or approximately 5.1% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At April 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the six months ended April 30, 2012 was 861,449,422. Open portfolio hedges at April 30, 2012 were as follows:

---------------------------------------------------------------------------------------------------------
                            Net                                                                 Net
                            Contracts to        In Exchange      Settlement                     Unrealized
 Currency                   Deliver             For USD          Date           Value           Gain (Loss)
---------------------------------------------------------------------------------------------------------
 EUR (Euro)                     15,000,000      $ 19,763,670     5/2/12         $ 19,854,743    $  91,073
 EUR (Euro)                    (27,000,000)      (35,972,181)    5/2/12          (35,738,537)     233,644
 GBP (British Pound)            (5,000,000)       (7,941,335)    5/1/12           (8,116,501)    (175,166)
 JPY (Japanese Yen)             96,519,476         1,200,192     5/7/12            1,209,333        9,141
 JPY (Japanese Yen)         (1,250,000,000)      (15,111,383)    5/1/12          (15,661,217)    (549,834)
 JPY (Japanese Yen)            625,000,000         7,741,827     5/1/12            7,830,608       88,781
 ZAR (South African Rand)        1,879,088           240,072     5/2/12              241,519        1,447
 ZAR (South African Rand)        2,747,388           353,248     5/3/12              353,069         (179)
---------------------------------------------------------------------------------------------------------
    Total                                                                                       $(301,093)
=========================================================================================================

At April 30, 2012, the Fund had no outstanding settlement hedges.

46    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2012, the Fund's expenses were not reduced under such arrangements.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2012, the Fund had no borrowings under a credit facility.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2012 were as follows:

----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments              Asset Derivatives 2012         Liabilities Derivatives 2012
Under Accounting                --------------------------------------------------------------
Standards Codification           Balance Sheet                   Balance Sheet
(ASC) 815                        Location              Value     Location           Value
----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts*     Receivables           $ --      Payables           $  301,093
 Index Futures                   Receivables             --      Payables              709,551
 Written options                 Receivables             --      Payables               27,100
----------------------------------------------------------------------------------------------
    Total                                              $ --                         $1,037,744
==============================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.

        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    47

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 was as follows:

-----------------------------------------------------------------------------------------------------------
Derivatives Not                                                                              Change in
Accounted for as                                                           Realized          Unrealized
Hedging Instruments                                                        Loss on           Gain or (Loss)
Under Accounting                Location of Gain or (Loss)                 Derivatives       on Derivatives
Standards Codification          on Derivatives Recognized                  Recognized        Recognized
(ASC) 815                       in Income                                  in Income         in Income
-----------------------------------------------------------------------------------------------------------
 Index Futures                  Net realized loss on futures contracts     $  (91,491)

 Index Futures                  Change in unrealized gain (loss) on                          (709,551)
                                futures contracts

 Foreign Exchange Contracts     Net realized gain (loss) on forward        (1,163,949)
                                foreign currency contracts and other
                                assets and liabilities denominated in
                                foreign currencies

 Foreign Exchange Contracts     Change in unrealized gain (loss) on                          (132,088)
                                forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies


48    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Real Return Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for the Subsidiary (the Subsidiary Management Agreement) for another year. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment advisory agreement for the Fund.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    49

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's underperformance, and considered that the Fund only commenced operations on May 30, 2010. The Trustees indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios


50    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    51
non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


52    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    53
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54    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
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        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    55
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        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    57
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        Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12    59
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60    Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/12
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How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 29, 2012

* Print the name and title of each signing officer under his or her signature.